EXHIBIT 10.17

execution copy

SHAREHOLDERS AGREEMENT

DATED as of 10 January 2006

Between

EXMAR NV

And

DSME 2237 ApS

in respect of

Explorer NV

SHAREHOLDERS AGREEMENT

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

This Shareholders Agreement (the “Agreement”) is concluded as of 10 January 2006.

BETWEEN

1.                                     EXMAR NV, a limited liability company under Belgian law, with its registered office at De Gerlachekaai 20, 2000 Antwerp, Register of Enterprises (RPR) 0860409202 (“Exmar”);

2.                                     DSME 2237 ApS, a limited liability company under Danish law, with its registered office at C/O Bech-Bruun Dragsted law firm, Langelinie Allé 35, DK 2100 Copenhagen, Denmark (“DSME 2237”);

Hereinafter jointly referred to as the “Shareholders”; and

3.                                     EXPLORER NV, a limited liability company under Belgian law, with its registered office at De Gerlachekaai 20, 2000 Antwerp, registered with the Crossroad Bank for Enterprises (KBO) under company number 0874.766.289 (the “Company”).

WHEREAS:

(A)                              Exmar and DSME 2237 hold all shares in the Company. Exmar holds 500 shares, representing 50% of the outstanding share capital of the Company, and DSME 2237 holds 500 shares equally representing 50% of the outstanding share capital of the Company;

(B)                              The Company is a party to a Shipbuilding Contract (as defined in Article 1 hereof) dated 1 July 2005 following which the Builder (as defined in Article 1 hereof) agreed to build a GTT No. 96 membrane type Liquefied Natural Gas carrier with 150,900 m3 capacity (at 100%) and Steam Turbine Propulsion having the Shipyard’s Hull number 2254 (the “Ship”) to be named “Explorer” and scheduled to be delivered to the Company on or about 31 March 2008; the obligations of the Company under the Shipbuilding Contract are guaranteed by Exmar LUX S.A. and George Kaiser, each guaranteeing 50% of such obligations;

(C)                              The construction of the Ship is and will be financed by Shareholders Loans (as defined in Article 1 hereof) and a prepayment of hire payable under the Charter (as defined in Article 1 hereof). The obligations to prepay hire under the Charter are guaranteed by George B. Kaiser;

(D)                              The Company is a party to the Charter, originally dated 1 July 2005 and amended and restated on 10 January 2006, between the Company, as Owner, and Excelerate Energy Limited Partnership, as Charterer;

(E)                                The Shareholders wish to set forth the terms and conditions of their cooperation in and in respect of the Company and the Company accepts these terms and conditions;

THE PARTIES NOW HAVE AGREED AS FOLLOWS:

ARTICLE 1 — DEFINITIONS

“Agreed Long Term Borrowing Cost” means the aggregate of LIBOR plus the applicable Margin and any Mandatory Costs payable by Exmar to its financiers in respect of any Bank Loan. Once Exmar enters into an interest rate swap to hedge the LIBOR rate applicable to such Bank Loan, the fixed rate payable by Exmar under the interest swap shall be substituted for LIBOR. The Agreed Long Term Borrowing Cost was assumed to amount to ***** p.a. for the purpose of the calculation of the Delivered Cost.

“Articles” means the Articles of Association of the Company for the time being;

“Approved Technical Manager” means Tecto NV, a Belgian company having its registered office at De Gerlachekaai 20, 2000 Antwerpen, Belgium;

“Bank Loan” means any loan made available to Exmar by Lenders’ banks or other financial institutions in connection with the financing of the acquisition of the Ship by the Company;

“Board” means the board of directors for the time being of the Company;

“Builder” means Daewoo Shipbuilding & Marine Engineering Co, Ltd;

“Business Day” means a day on which banks are open in Brussels and New York City;

“Charter” means the charterparty referred to in Recital D above originally dated 1 July 2005 and amended and restated on 10 January 2006, made between the Company and the Charterer;

“Charterer” means Excelerate Energy Limited Partnership, a Texas limited partnership having its registered office at 1330 Lake Robbins Drive, Suite 270, The Woodlands, Texas 77380,USA;

“Charterer Event of Default” has the meaning as defined in Article 1.14 of the Charter.

“Charterer Guarantee” means the guarantee referred to in recital C hereof and issued in favour of the Company by the Charter Guarantor;

“Charter Guarantor” means George B. Kaiser of 6733 S. Yale Avenue, Tulsa, Oklahoma 74136, USA;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Contract Price” means the price payable by the Company to the Builder pursuant to the Shipbuilding Contract, being USD ***** plus any increase or minus any decrease due to adjustments thereof in accordance with the Shipbuilding Contract;

“Corporate Management Agreement” means the agreement made or to be made between the Company and Exmar Marine whereby Exmar Marine will render administrative, corporate and financial services to the Company, substantially in the form attached hereto as Schedule 1;

“Corporate Manager” means Exmar Marine or any other person or company appointed by the Company to render services as contemplated in the Corporate Management Agreement;

“Delivered Cost” means the delivered cost of the Ship as defined in Article 4 hereof.

“Delivery Date” means the date of actual delivery of the Ship by the Builder to the Company under the Shipbuilding Contract. Delivery of the Ship is scheduled for 31st March 2008;

“Directors” means the members for the time being of the Board;

“Effective Date” means the date upon which this Agreement will come into effect being the date of this Agreement or such other date as the parties may agree;

“Exmar” means Exmar NV, a limited liability company under Belgian law, with its registered office at De Gerlachekaai 20, 2000 Antwerp, or its permitted transferee;

“Exmar Marine” means Exmar Marine NV, a Belgian corporation having its registered office at De Gerlachekaai 20, B-2000 Antwerp , Belgium;

“Exmar Loans” means the Exmar Loan 1 and the Exmar Loan 2 referred to in Article 4 hereof;

“GKFF” means GKFF Finance B.V., a limited liability company incorporated under the laws of the Netherlands, having its registered office at Weena 336, 3012 NJ Rotterdam;

“GKFF Loan” means the GKFF Loan referred to in Article 4 hereof

“Intercreditor Agreement” means the intercreditor agreement made or to be made between the Lenders, DNB NOR BANK ASA as Agent and Security Trustee, Exmar, the Company, GKFF and the Charterer,

“Lenders” means banks or other financial institutions making available a Bank Loan to Exmar;

“LIBOR” means LIBOR as defined in the Loan Agreement;

“Loan Agreement” means a loan agreement made or to be made between Exmar as borrower and Lenders in respect of a Bank Loan;

“Mandatory Costs” means the Mandatory Costs as defined in the Loan Agreement;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Margin” means the Margin as defined in the Loan Agreement;

“Original Charter Period” means a period of twenty-five years from the Delivery Date;

“Party” or “Parties” means the parties to this Agreement or any one of them;

“Security Trustee” means a bank or financial institution acting as security trustee for the Lenders in connection with a Bank Loan;

“Share” and “Shares” means the issued shares at any time in the capital of the Company and comprise the A Shares and the B Shares referred to in Article 3 hereof;

“Shareholder” means either Exmar or DSME 2237 or their respective assignees or transferees;

“Shareholders Loan” means a loan by a Shareholder or any of its affiliates to the Company or the amount thereof for the time being outstanding, and includes the GKFF Loan, Exmar Loan 1 and Exmar Loan 2;

“Shipbuilding Contract” means the shipbuilding contract referred to in Recital B above dated 1 July 2005 and made between the Company and the Builder;

“Technical Manager” means the Approved Technical Manager or any other company appointed in the place of the said company;

“Technical Management Agreement” means the agreement to be entered into between the Company and the Technical Manager in respect of the management of the Ship, substantially in the form attached hereto as Schedule 2;

“United States Dollars” and the symbol “USD” means the lawful currency of the United States of America.

1.1.                            Article headings in this Agreement and the table of contents are for convenience only and have no legal effect.

1.2.                            In this Agreement references to Articles and Exhibits are to Articles of and exhibits to this Agreement and, unless the context otherwise requires, words importing the singular include the plural and vice versa, words importing one gender include both and references to persons include bodies corporate and unincorporated.

1.3.                            “This Agreement” shall mean this Agreement as amended, varied or restated from time to time.

1.4.                            Meaning of “parent”, “subsidiary” and “affiliate”. A company (S) is a subsidiary of another company (P) if:

•                                          a majority of the issued shares in S are directly owned by P or are indirectly attributable to P; or P has direct or indirect control over a majority of the voting rights attaching to the issued shares of S; or

•                                          P has the direct or indirect power to appoint or remove a majority of the directors of S; or

•                                          P otherwise has the direct or indirect power to ensure that the affairs of S are conducted in accordance with the wishes of P; and

•                                          any company of which S is a subsidiary is a parent company of S.

An affiliate of a company is each company which is its subsidiary, its parent company or a subsidiary of its parent company.

ARTICLE 2 — OBJECTIVES OF COOPERATION

2.1.                            The Ship will be acquired by the Company on the Delivery Date.

2.2.                            The Company shall have, as its sole business, the acquisition, ownership, chartering, operation and eventual disposal of the Ship.

2.3.                            The Company shall, as buyer, acquire the Ship from the Builder, upon the terms and conditions set forth in the Shipbuilding Contract.

2.4.                            The Ship shall, upon her delivery by the Builder under the Shipbuilding Contract, be registered under the laws and flag of Belgium in the ownership of the Company and be delivered to the Charterer in accordance with the Charter.

2.5.                            The Company shall appoint the Approved Technical Manager as the technical and crew manager of the Ship on the terms and conditions provided in the form of the Technical Management Agreement attached hereto as Schedule 2.

2.6.                            The Company shall appoint Exmar Marine to provide all accounting and administrative services and to deal with day to day regulatory and statutory matters affecting the Company, on the terms and conditions provided in the form of the Corporate Management Agreement attached hereto as Schedule 1.

2.7.                            The Company shall execute an indemnity in form and substance reasonably satisfactory to the respective beneficiaries in favour of Exmar Lux S.A. and George Kaiser whereby the Company agrees to indemnify each of Exmar Lux S.A. and George Kaiser against any liability, loss or expense incurred by either Exmar Lux S.A. or George Kaiser under the guarantees referred to in Recital B hereof.

ARTICLE 3 — SHARES

The Company has an authorized and issued capital of 1000 shares without nominal value.

It is intended that the authorized and issued share capital of the Company will be such amounts as are agreed from time to time amongst the Shareholders. Should the Shareholders agree to increase the share capital of the Company then such additional capital shall be paid by the Shareholders in proportion to their respective shareholding in the Company at the time of the increase.

The following is the shareholding in the Company, namely:

(a)                       Exmar is the holder of 500 Shares which shall be designated “A Shares” for the purposes of this Agreement; and

(b)                       DSME 2237 is the holder of 500 Shares which shall be designated “B Shares” for the purposes of this Agreement.

In the event of an increase of the share capital, the shares obtained by a Shareholder shall be of the same class as the Shares already held by it.

The A Shares and the B Shares shall give their holders the same rights save that the holders of the A Shares will be solely entitled to propose a list of A Directors and the holders of the B Shares will be solely entitled to propose a list of B Directors.

Each Shareholder confirms and undertakes that it will hold its Shares at all times subject to and upon the terms and conditions of this Agreement.

ARTICLE 4 — FINANCING

4.1.                            The Parties hereby acknowledge and agree that the Delivered Cost payable by the Company will be financed by means of Shareholders Loans and a prepayment of Hire under the Charter as follows:

(a)  Exmar shall make available two Shareholders Loans, namely “Exmar Loan 1” and “Exmar Loan 2” and hereinafter together “the Exmar Loans”.

Exmar Loan 1 shall amount to USD 84,110,440 and shall be amortised (on an annuity basis) over a profile of 25 (twenty five) years down to a balloon at the end of year 12 with interest calculated at the Agreed Long Term Borrowing Cost; the balloon shall be amortised (on an annuity basis) over the remaining 13 (thirteen) years with interest calculated at the Agreed Long Term Borrowing Cost.

Exmar Loan 2 shall amount to USD 56,447,957 and shall be amortised on an annuity basis over the duration of the Charter and shall bear interest at the Agreed Long Term Borrowing Cost until the Delivery Date and thereafter at the rate of 15% (fifteen percent) p.a.

The Exmar Loans include interest accruing thereon prior to the Delivery Date.

(b)  DSME 2237 shall procure that GKFF, an affiliate of DSME 2237, makes available a loan (hereinafter the “GKFF Loan”) in the amount of USD 72,971,671 which shall be amortised (on an annuity basis) over the duration of the Charter with interest calculated at the Agreed Long Term Borrowing Cost; interest accruing on the GKFF Loan during construction of the Ship will be capitalised on the Delivery Date. Part of the GKFF Loan has already been made available to the Company on 15 July 2005 (in an amount of USD 50,548,300).

The GKFF Loan includes interest accruing thereon prior to the Delivery Date.

(c)  The Charterer has the obligation to prepay hire (the “Prepaid Hire”) in accordance with Section 8.11 of the Charter. The Prepaid Hire shall earn interest as provided in the Charter.

(d)  The amounts of the Exmar Loans, the GKFF Loan and the Prepaid Hire have been determined on the basis of the Delivered Cost as estimated at the time of signing this Loan Agreement. Based on the Contract Price currently estimated to amount to US$ ***** and estimated pre-delivery costs of US$ *****, the estimated Delivered Cost of the Vessel amounts to US$ *****.

For the purpose of this Loan Agreement “Delivered Cost” means the aggregate of (i) the Contract Price, and (ii) reasonable pre-delivery costs including plan approval, construction supervision, first outfit, interest accrued on each of the Exmar Loans, the GKFF Loan and the Prepaid Hire prior to the Delivery Date, and financial and legal fees relating to the Bank Loan.

In case the Contract Price and/or the payment terms under the Shipbuilding Contract, or the pre-delivery costs vary from the amounts stated herein or assumed under Schedule III to the Charter, the amounts of the GKFF Loan, the Exmar Loans and the Charterer’s hire prepayment obligation shall be increased or decreased accordingly.

(e)  Repayment of the Exmar Loans, the GKFF Loan and the Prepaid Hire shall be secured as follows:

(i)                                     Repayment of the Exmar Loans and/or the Bank Loan and/or the obligations of the Company under a guarantee securing the repayment of the Bank Loan shall be secured by first priority security to be granted by the Company to Exmar and/or the Lenders. Such first priority security shall comprise the following (each in such form as shall be agreed, in relation to which the approval of the Shareholders and their respective affiliates shall not be unreasonably withheld): first priority assignment of the Charter, first priority charge on the Shares held by Exmar, first priority assignment of the Company’s rights under the Shipbuilding Contract and/or the refund guarantee guaranteeing the refund obligations of the Builder under the Shipbuilding Contract, first priority mortgage on the Ship and DSME Hull No 2263 (to be named “Express”), and a first priority assignment of the Ship’s earnings, insurances and requisition compensation.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(ii)                                  Repayment of the GKFF Loan shall be secured by second priority security comprising the following (each in such form as shall be agreed, in relation to which the approval of the Shareholders and their respective affiliates shall not be unreasonably withheld): second priority assignment of the Charter, second priority assignment of the Company’s rights under the Shipbuilding Contract and/or the refund guarantee guaranteeing the refund obligations of the Builder under the Shipbuilding Contract, second priority mortgage on the Ship and DSME Hull No 2263 (to be named “Express”), and a second priority assignment of the Ship’s earnings, insurances and requisition compensation.

(iii)                               Repayment of the Prepaid Amount (as defined in the Charter) or (as applicable) an amount equal to the Surplus Prepayment (as defined in the Charter) and to pay sums due under section 39.2(b)(iv) of the Charter and also the Company’s obligation to repay any Hire paid in advance but not earned, shall be secured by third priority security similar to the first and second priority security (each in such form as shall be agreed, in relation to which the approval of the Shareholders and their respective affiliates shall not be unreasonably withheld).

(iv)                              The Parties furthermore acknowledge and agree that Exmar will enter into a Loan Agreement pursuant to which the Lenders will make available to Exmar a Bank Loan of USD 280,000,000.

Exmar will use 50% of the aforementioned Bank Loan for the purpose of funding the Exmar Loans. The other 50% of the Bank Loan will be used to assist Express NV in financing the acquisition of DSME Hull 2263 to be named “Express”.

The Company hereby accepts the above undertaking of Exmar in accordance with Article 1121 of the Belgian Civil Code.

The Parties hereby commit themselves to procure that the Company shall execute the security documents as referred to in the Loan Agreement (the “Security Documents”). Parties are aware of Exmar’s and the Company’s obligations under the Security Documents and agree that until the Bank Loan has been repaid in full, neither Exmar nor the Company will be required to do anything in breach of its obligations under the Security Documents or the Loan Agreement.

(v)                                 The Shareholders and their respective affiliates shall act reasonably in negotiating and signing the Intercreditor Agreement in form and substance customary for a financing of this type and satisfactory to the Lenders.

(f)  The proceeds of the GKFF Loan, the Exmar Loans and the Prepaid Hire shall be applied as follows:

(i)                                     An amount of USD ***** has already been drawn down under the GKFF Loan and has been applied to the payment on behalf of the Company of the first instalment of the Contract Price payable on *****.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(ii)                                  The balance of the GKFF Loan (amounting to USD *****) and part of the Prepaid Hire (in the amount of USD *****) shall be drawn down and applied to the payment on behalf of the Company of the second instalment of the Contract Price in an amount of USD ***** due and payable by the Company on *****, i.e., twelve months after the date of the Shipbuilding Contract.

(iii)                               The balance of the Prepaid Hire (amounting to USD *****) and part of Exmar Loan 1 (in an amount of USD *****) shall be drawn down and applied to the payment on behalf of the Company of the third instalment of the Contract Price in an amount of USD *****, due and payable by the Company to the Builder on keel laying of the Ship.

(iv)                              Part of Exmar Loan 1 shall be drawn down and applied to the payment on behalf of the Company of the fourth instalment of the Contract Price in an amount of USD *****, due and payable by the Company to the Builder on launching of the Ship.

(v)                                 The balance of Exmar Loan 1 and part of Exmar Loan 2 shall be drawn down and applied to the payment on behalf of the Company of the fifth instalment of the Contract Price (amounting to USD ***** plus any increase or decrease) due and payable by the Company to the Builder on delivery of the Ship.

(vi)                              The balance of Exmar Loan 2 shall be drawn down and applied to the payment on behalf of the Company of the balance of the Delivered Cost as and when the relevant expenses become payable.

4.2.                            The Shareholders agree that:

(a)  the Shareholders Loans stated in Article 4.1 above, shall be made available to the Company not later than the day on which banks are open for business in New York City immediately preceding the date upon which the relevant installment is due;

(b)  if the Company needs funds to enable it to repay principal or pay interest in respect of the Shareholders Loans referred to in Article 4.1 hereof or for any expenses incurred in operating the Ship or for working capital and if the Shareholders have agreed to make such funds available, then such further funds will be made available to the Company by means of Shareholders Loan(s) by each Shareholder (or its affiliate) in proportion to its respective shareholding in the Company, not later than the day on which banks are open for business in New York City immediately preceding the date upon which such repayment or payment is due;

(c)  if required by a Shareholder, the auditor for the time being of the Company (being at all times an auditor of an international accounting firm of first class standing) shall, at the expense of the Company, certify what the financial or capital requirements of the Company are at any particular time and the decision of the auditor as to the amount of such requirement shall be final and binding on the Shareholders;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(d)  repayment in whole or in part of the additional funding in accordance with Article 4.2 (b) hereof shall only be made out of funds available to the Company, which are not required for the repayment of principal or the payment of interest in respect of the Shareholders Loans referred to in Article 4.1 hereof or any expenses incurred in operating the Ship;

(e)  if a Shareholder or its affiliate fails to make funds available in the amount or at the time specified pursuant to Articles 4.1 or 4.2 hereof, then, without prejudice to any other rights of the other Shareholder, the other Shareholder may advance the amount in question to the Company, on behalf of the defaulting Shareholder (and the amount in question shall be deemed to be a debt due from the defaulting Shareholder to the Shareholder who made the additional funds available). Such Shareholder shall be entitled to recover the amount so advanced from the defaulting Shareholder as a debt repayable upon demand together with interest thereon at the rate of ***** per cent (*****%) per month (both before and after judgment) from the date of such advance to the date of actual repayment, together with all accrued interest.  For the avoidance of doubt such interest shall be payable only by the defaulting Shareholder and not by the Company.

4.3.                            Unless otherwise agreed by all Shareholders, no dividend shall be payable by the Company unless and until all Shareholders Loans under Article 4.1 and 4.2 hereof for the time being outstanding have been repaid in full by the Company.

4.4.                            If for any reason whatsoever GKFF fails to make available the GKFF Loan as and when provided herein and/or if for any reason whatsoever the Charterer fails to prepay hire in accordance with Clause 8.11 of the Charter and the Charter Guarantor fails to pay under the Charter Guarantee, DSME 2237 shall make available to the Company a loan in such amount and at such time as the GKFF Loan and/or the Prepaid Hire were due but not paid, and on conditions not less favourable to the Company than those applicable to the GKFF Loan or the Prepaid Hire (as the case may be).  Any such loan shall be deemed to be a Shareholders Loan made by DSME 2237.

Repayment in whole or in part of any loans made available in accordance with this Article 4.4 shall be secured by second priority security as provided in Article 4.1(e) hereof if and to the extent that such loans are made to remedy a default of GKFF in making available the GKFF Loan, by third priority security as provided in Article 4.1(e) hereof if and to the extent that such loans are made to remedy a default of the Charter Guarantor in paying under the Charter Guarantee, and shall only be made out of funds available to the Company after repayment of all principal and interest due in respect of the Exmar Loans and the GKFF Loan and payment of all expenses incurred in operating the Ship.

ARTICLE 5 — PREEMPTIVE RIGHT

5.1.                            The Shares are transferable only in accordance with the provisions of this Agreement. A transfer of Shares by Exmar in accordance with this Agreement shall necessarily involve a transfer to the same transferee of all Shares held by Exmar and all Shareholders Loans made by Exmar. A transfer of Shares by DSME 2237 in accordance with this Agreement

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

shall necessarily involve a transfer to the same transferee of all Shares held by DSME 2237 and the GKFF Loan and all Shareholders Loans made by DSME 2237 (for the purpose of Articles 5, 8.3, 8.4, 9.2, 10 and 14 hereof the GKFF Loan shall be deemed to be a Shareholders Loan of DSME 2237). In the event a Shareholder (the “Transferor”) intends to transfer its Shares (the “Offered Shares”) to another person (the “Candidate Transferee”), it shall first give written notice of such intention (the “Transfer Notice”) to the Board and the other Shareholder in order to enable the other Shareholder to exercise its pre-emptive right on such Offered Shares in accordance with the procedure set forth in this Article 5 (the “Pre-emptive Right”).

5.2.                            The Transfer Notice shall specify:

(a)  the number of Offered Shares the Transferor wishes to transfer, being all Shares held by the Transferor;

(b)  the identification details of the Candidate Transferee (which Candidate Transferee must be ready, willing, able, and legally obligated to acquire the Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice), such as, for natural persons, the name, address of domicile, nationality and profession, and for legal entities, the legal form, address of registered office or business seat, jurisdiction of incorporation or organisation, as well as the ultimate owner or parent of such entity;

(c)  the bona fide price (stated in US dollars) the Candidate Transferee wishes to pay for the Offered Shares and the Shareholders Loans (the “Purchase Price”); and

(d)  the other terms and conditions upon which the Offered Shares and the Shareholders Loans would be transferred.

The Pre-emptive Right must be exercised with respect to all of the Offered Shares and the Shareholders Loans and cannot be exercised with respect to only a portion of the Offered Shares and the Shareholders Loans.

The other Shareholder which wishes to acquire all of the Offered Shares and the Shareholders Loans (the “Purchasing Shareholder”) shall, within 30 calendar days of the date of the Transfer Notice, so notify the Board.

5.3.                            Contrary to Article 1583 of the Belgian Civil Code, legal title to the Offered Shares shall only be transferred upon payment of the Purchase Price by the Purchasing Shareholder. The Purchase Price shall be paid and legal title to the Offered Shares shall be transferred within ***** days following the date of the notice by the Purchasing Shareholder that it wishes to purchase the Offered Shares at the Purchase Price.

5.4.                            In the event that the Pre-emptive Right has not been exercised on all of the Offered Shares and the Shareholders Loans within the above mentioned period of ***** days of the date of the Transfer Notice, the Board shall inform the Transferor thereof within ***** days following the expiry date of the above mentioned ***** days period (the “Board Notice”). The Transferor shall then be entitled to effect the proposed transfer in

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

accordance with the Transfer Notice. In case the Transferor has not effected such transfer within a period of ***** days as from the date of the Board Notice, the procedures as set out in this Article 5 must again be followed for the transfer of the Offered Shares and the Shareholders Loans.

5.5.                            The Pre-emptive Right of the Shareholders as laid down in Articles 5.1 through 5.4 above shall not apply to:

(i)                                     any transfer of Shares to an affiliate (including a partnership, trust or fund) belonging to the group of the Transferor, provided that at the same time its rights and obligations under this Agreement are assigned to such transferee and provided that such transferee covenants in favor of the other Parties to this Agreement to be bound by the terms and conditions of this Agreement including this Article in such manner and to such extent as such other Parties may require, and to sell its Shares back to a member of the group of the Transferor if the transferee ceases to be a member of that group, and such transferee shall, as from the date of such transfer, be treated as a Shareholder for all the purposes of this Agreement; and

(ii)                                  any transfer of Shares in connection with the enforcement of a right of pledge on the Shares, provided that at the same time the rights and obligations of the Transferor are assigned to the transferee and provided that such transferee covenants in favor of the other Parties to this Agreement to be bound by the terms and conditions of this Agreement including this Article in such manner and to such extent as such other Parties may require and such transferee shall, as from the date of such transfer, be treated as a Shareholder for all the purposes of this Agreement.

5.6.                            Any transfer of Shares by the Shareholders will only be permitted provided that the Transferor at the same time assigns its rights and obligations under this Agreement to such transferee and provided that such transferee covenants in favor of the other Parties to be bound by the terms and conditions of this Agreement. If, notwithstanding the foregoing, a transferee becomes registered as a shareholder of the Company without agreeing to be bound by the terms and conditions of this Agreement, the Shareholder which transferred the Shares so registered shall, until such an agreement is executed, be deemed to be the holder of such Shares for all the purposes of this Agreement.

5.7.                            Any transfer of Shares in violation of the provisions of this Article 5 shall be null and void and shall be without any effect vis-à-vis the Company.

ARTICLE 6 — TAG ALONG RIGHT

6.1.                            Without prejudice and subject to the provisions of Article 5, if a Shareholder (“Transferring Shareholder”) intends to transfer Shares to a third party, the other Shareholder (“Other Shareholder”) may demand that such third party extends its offer to the Other Shareholder in order for the Other Shareholder to transfer all (and not just a part of) his Shares and Shareholders Loans to such third party (the “Tag-along Right”)

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

simultaneously with the transfer of the Shares and Shareholders Loans of the Transferring Shareholder to the said third party.

6.2.                            If the Other Shareholder wishes to exercise his Tag-along Right, he shall, within ***** days of the date of the Transfer Notice, mentioned under Article 5.1. above, so notify the Transferring Shareholder and the Board.  The Transferring Shareholder shall use its best efforts in order that the third party concerned extends its offer to all the Shares offered by the Other Shareholder.

6.3.                            If the third party concerned, notwithstanding the best efforts of the Transferring Shareholder, refuses to purchase the Shares and the Shareholders Loans of the Transferring Shareholder and the Other Shareholder at the same time, the Transferring Shareholder shall not be entitled to sell its Shares to such third party and shall be entitled to invoke the dead lock procedure of Article 8.3 hereof.

6.4.                            The above tag along right shall not apply in case of a sale of the Shares in connection with the enforcement of a security interest on the Shares and in case of a transfer of the Shares to any subsidiary or holding company or other entity (including a partnership, trust or fund) belonging to the group of the Transferor.

ARTICLE 7 — CAPITAL INCREASE

7.1.                            General Meeting of Shareholders / Authorized Capital

A capital increase may be decided upon by the general meeting of shareholders subject to the conditions provided for in the Belgian Company Code or, within the limits of the authorized capital, by the Board subject to the conditions determined by the Belgian Company Code and the general meeting of shareholders, as stipulated in article [5] of the articles of association of the Company.

7.2.                            Right of preference

In the event of a capital increase in cash, the Shareholders have a right of preference as stated in article 592 of the Belgian Company Code.  This means that shares in the Company to be subscribed in cash shall first be offered to the existing Shareholders in proportion to the number of Shares they detain.  Each of the Shareholders shall have the right, but not the obligation, to exercise its pro rata preferential subscription right and to subscribe to the newly created shares in the Company. The Shareholders shall equally have, at the same terms, a pro rata preferential subscription right with respect to shares in the Company to be subscribed in kind. The general meeting of shareholders shall in that case determine the terms and conditions of the exercise of the pro rata preferential subscription right.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

ARTICLE 8 — BOARD OF DIRECTORS

8.1.                            Nomination of Directors

8.1.1                     The Board shall consist of four (4) members, of whom two (2) shall be elected from among the list of candidates proposed by the holders of the A Shares (the “A Directors”) and two (2) from among the list of candidates proposed by the holders of the B Shares (the “B Directors”).

                                                In case of a replacement of a Director or in case of vacancy of a mandate of a Director, the Shareholder that proposed the Director who has to be replaced or whose mandate becomes vacant, shall propose two candidates for election as Director to replace the former Director or to fill in the vacancy of the mandate of the former Director. The holder of the A Shares shall be entitled to remove any A Director and the holder of the B Shares shall be entitled to remove any B Director.

8.1.2                     Each Shareholder undertakes to vote in the general meeting of Shareholders in favor of the appointment of the Directors in compliance with the provisions of Article 8.1.1.

8.1.3                     The Directors shall perform their mandate without remuneration.

8.1.4                     The chairman of the Board shall be an A Director or B Director on an annual rotating basis.

8.2.                            Meetings

Meetings of the Board shall be convened by giving to all Directors not less than 7 days written notice (except for exceptional meetings convened in case of emergency in which case a meeting in writing may be called, at which meeting all decisions must be taken by unanimous written consent) of the time and the place of the Board meeting and enclosing the agenda and copies of the supporting papers. Meetings of the Board may be held by videoconference or by telephone conference. Any Director may designate another person (who may or may not be a Director) to represent him at any meeting of the Board.

The quorum for meetings of the Board shall be one half in number of the Directors for the time being of the Company provided that both an A Director and a B Director shall be present.

Any decision or action, other than:

(a)         decisions expressly reserved to the general meeting of shareholders (as provided in Article 9.1 hereof or the Belgian Company Code); or

(b)         decisions which the Technical Manager or the Corporate Manager are authorized to take pursuant to the respective management agreements,

shall require the approval by a majority of Directors present or represented at a properly convened meeting of the Board, and entitled to vote, always provided a quorum of the relevant Board is present and acting throughout the meeting concerned and provided at least one A Director and one B Director approve the decision or action concerned.

8.3.                            Deadlock

                                               In case of a tie of votes in the Board, the chairman of the Board shall not have a casting vote.  In case of such a tie of votes or if no decision can be taken because of the absence of a quorum or if no decision can be taken because no A Director or no B Director approves the decision or action concerned (all, a “Tie”), a second meeting of the Board shall be called within 15 calendar days from the date of the first meeting. The Directors shall in good faith try to find a solution for the issue during the intervening 15 calendar days period. In case no solution is found or no decision can be taken at the second meeting of the Board, each Director will be entitled to give written notice to the Shareholders that mediators should be appointed in connection with the tie. Each Shareholder shall thereafter designate a mediator (the “Mediator”), being the CEO at that time of the group of companies of each Shareholder, within 5 calendar days of the date of the notice of the Director(s).

                                               Thereupon, the Mediators are required to undertake best efforts to find a solution for the Tie and to reach a common decision on the Tie within 20 calendar days from the date of the notice of the Director(s). The Shareholders and the Company shall accept and implement the common decision of the Mediators.

                                               In case the Mediators do not find a solution within the above stated period they will immediately inform the Shareholders thereof in writing (the “Buy/Sell Notice”) and the following procedure shall be applicable. In case the Shareholders do not (timely) designate two Mediators, the following procedure shall equally be applicable and the Buy/Sell Notice shall be deemed to have been given 5 calendar days from the date of the notice of the Director(s).

8.4.                            Each Shareholder shall, within 15 calendar days from the date of the Buy/Sell Notice, deliver a sealed tender (the “Sealed Tender”) addressed to the other Shareholder for all the Shares owned by the other Shareholder and shall deposit such tender with the auditors for the time being of the Company.  Upon the expiration of the said 15 days the auditors shall in the presence of representatives of each of the Shareholders open such tenders. The auditors shall forthwith declare the highest tender.

                                               Thereupon, the Shareholder (the “Highest Price Shareholder”) who offered the highest price for the Shares of the other Shareholder (the “Other Shareholder”) shall have the option to either (i) purchase the Shares of the Other Shareholder at the price stated in the Sealed Tender of the Highest Price Shareholder, or (ii) sell its Shares to the Other Shareholder at the price stated in the Sealed Tender of the Other Shareholder. The Other Shareholder shall be required to either (i) sell its Shares to the Highest Price Shareholder at the price stated in the Sealed Tender of the Highest Price Shareholder or (ii) purchase the Shares of the Highest Price Shareholder at the price stated in the Sealed Tender of the Other Shareholder, at the election of the Highest Price Shareholder. The purchase or sale must relate to all of the Shares held by a Shareholder and cannot relate to only a portion of the Shares held by a Shareholder.

                                               In case a Shareholder does not timely send a Sealed Tender (the “Defaulting Shareholder”), the other Shareholder (the “Non-Defaulting Shareholder”) shall elect either to have the option, at its sole discretion, to (i) purchase all of the Shares of the Defaulting Shareholder at the price stated in the Sealed Tender of the Non-Defaulting Shareholder, or (ii) to sell all of its Shares to the Defaulting Shareholder at the price stated in the Sealed Tender of the Non-Defaulting Shareholder. The Defaulting Shareholder shall be required to either sell its Shares to the Non-Defaulting Shareholder or purchase the Shares of the Non-Defaulting Shareholder at the price stated in the Sealed Tender of the Non-Defaulting Shareholder, in accordance with the election made by the Non-Defaulting Shareholder.

                                               In case none of the Shareholders sends a Sealed Tender, the Company will be liquidated.

                                               Contrary to Article 1583 of the Belgian Civil Code, legal title to the Shares shall only be transferred upon payment of the purchase price. The purchase price shall be paid and legal title to the Shares shall be transferred within 30 calendar days of the Sealed Tender.

                                               Any transfer of Shares in violation of the provisions of this Article 8.4. shall be null and void and shall be without any effect vis-à-vis the Company.

                                               In any instance whereby, under the provisions of this Section, one Shareholder purchases the Shares of the other Shareholder, the purchasing Shareholder shall have the right, but not the obligation, to purchase the other Shareholder’s Shareholders Loans for the Shareholders Loans Transfer Price (as defined in Article 14.3 hereof but so that the other Shareholder referred to above shall for the purpose of the definition be deemed to be the “Defaulting Shareholder”).

In the event that a Shareholder shall be deemed to have given an Offer Notice pursuant to the provisions of Article 14 hereof then Article 14 shall override the provisions of this Article 8 and the latter provisions and any action that may have been taken pursuant to the latter provisions shall be deemed to be null and void.

ARTICLE 9 — SHAREHOLDERS MEETING

9.1.                            Meetings.

Subject to the provisions of Article 9.2., decisions of the general meeting of shareholders of the Company (the “General Meeting of Shareholders”) relating to the following items shall require a majority of 75 % of all votes cast at the relevant shareholders meeting and a quorum of 75 % of all shareholders present or represented:

•                  approval of annual accounts;

•                  merger, split, dissolution or liquidation of the Company;

•                  increase of the share capital of the Company;

•                  decrease of the share capital of the Company;

•                  amendment to the articles of association of the Company;

•                  distribution of dividends of the Company;

•                  limitation or abolition of the preferential subscription rights in connection with the issue of shares in the Company.

For the avoidance of doubt: the termination or variation of this Agreement shall require the unanimous approval of the Shareholders.

9.2.                            Deadlock.

In case of a tie of votes in the General Meeting of Shareholders or in case no decision can be taken because of the absence of a quorum or because a Shareholder abstains from voting, a second General Meeting of Shareholders shall be called within 15 calendar days from the date of the first meeting. The Shareholders shall in good faith try to find a solution for the issue during the intervening 15 calendar days period. In case no solution is found at the second General Meeting of Shareholders or no decision can be taken because of the absence of a quorum or because a Shareholder abstains from voting, each Shareholder will be entitled to give written notice to the other Shareholder that mediators should be appointed in connection with the tie. Each Shareholder shall thereafter designate a mediator (the “Mediator”), which shall be the CEO of the group of companies of each Shareholder, within 5 calendar days of the date of the notice of the Shareholder(s).

                                               Thereupon, the Mediators are required to undertake best efforts to find a solution for the issue and to reach a common decision on the issue within 20 calendar days from the date of the notice of the Shareholder(s). The Shareholders and the Company shall accept and implement the common decision of the Mediators.

                                               In case the Mediators do not find a solution within the above stated period they will immediately inform the Shareholders thereof in writing (the “Buy/Sell Notice”) and the following procedure shall be applicable. In case the Shareholders do not (timely) designate two Mediators, the following procedure shall equally be applicable and the Buy/Sell Notice shall be deemed to have been given 5 calendar days from the date of the notice of the Shareholder(s).

                                               Each Shareholder shall, within 15 calendar days from the date of the Buy/Sell Notice, deliver a sealed tender (the “Sealed Tender”) addressed to the other Shareholder for all the Shares owned by the other Shareholder and shall deposit such tender with the auditors for the time being of the Company. Upon the expiration of the said 15 days the auditors shall in the presence of representatives of each of the Shareholders open such tenders.  The auditors shall forthwith declare the highest tender.

                                               Thereupon, the Shareholder (the “Highest Price Shareholder”) who offered the highest price for the Shares of the other Shareholder (the “Other Shareholder”) shall have the option to either (i) purchase the Shares of the Other Shareholder at the price stated in the Sealed Tender of the Highest Price Shareholder or, (ii) sell its Shares to the Other Shareholder at the price stated in the Sealed Tender of the Other Shareholder. The Other Shareholder shall be required to either (i) sell its Shares to the Highest Price Shareholder at the price stated in the Sealed Tender of the Highest Price Shareholder or (ii) purchase the Shares of the Highest Price Shareholder at the price stated in the Sealed Tender of the Other Shareholder, at the election of the Highest Price Shareholder. The purchase or sale must relate to all of the Shares of the Other Shareholder and cannot relate to only a portion of the Shares of the Other Shareholder.

                                               In case a Shareholder does not timely send a Sealed Tender (the “Defaulting Shareholder”), the other Shareholder (the “Non-Defaulting Shareholder”) shall have the option, at its sole discretion, to (i) purchase all of the Shares of the Defaulting Shareholder at the price stated in the Sealed Tender of the Non-Defaulting Shareholder, or (ii) to sell all of its Shares to the Defaulting Shareholder at the price stated in the Sealed Tender of the Non-Defaulting Shareholder. The Defaulting Shareholder shall be required to either sell its Shares to the Non-Defaulting Shareholder or purchase the Shares of the Non-Defaulting Shareholder at the price stated in the Sealed Tender of the Non-Defaulting Shareholder, in accordance with the election made by the Non-Defaulting Shareholder. In case none of the Shareholders sends a Sealed Tender, the Company will be liquidated.

                                               Contrary to Article 1583 of the Belgian Civil Code, legal title to the Shares shall only be transferred upon payment of the purchase price. The purchase price shall be paid and legal title to the Shares shall be transferred within 30 calendar days of the Sealed Tender.

                                               Any transfer of Shares in violation of the provisions of this Article 9.2. shall be null and void and shall be without any effect vis-à-vis the Company.

                                               In any instance whereby, under the provisions of this Section, one Shareholder purchases the Shares of the other Shareholder, the purchasing Shareholder shall have the right, but not the obligation, to purchase the other Shareholder’s Shareholders Loans for the Shareholders Loans Transfer Price (as defined in Article 14.3 hereof but so that the other Shareholder referred to above shall for the purpose of the definition be deemed to be the “Defaulting Shareholder”).

In the event that a Shareholder shall be deemed to have given an Offer Notice pursuant to the provisions of Article 14 hereof then Article 14 shall override the provisions of this Article 9 and the latter provisions and any action that may have been taken pursuant to the latter provisions shall be deemed to be null and void.

ARTICLE 10 — DISTRIBUTION OF SURPLUS

10.1.                     Any dividends of the Company shall, subject to mandatory provisions of Belgian law, be distributed to the Shareholders in proportion to their respective shareholdings from time to time in the Company. The Shareholders undertake to vote in favour of any distribution of dividends by the Company to the extent that the financial means so distributed are not reasonably required or necessary for the operation of the Company (taking into account that part of the Hire to be received by the Company under the Charter was prepaid to the Company) and always provided that any amounts due under the Shareholders Loans have been repaid. In this context, the Shareholders further undertake to repay all debt (including the Shareholders Loans) as soon as possible, taking into account the Company’s financial means not reasonably required or necessary for the operation of the Company (taking into account that a part of the Hire to be received by the Company under the Charter was prepaid to the Company). Any disagreement respecting the question whether the financial means so distributed are not reasonably required or necessary for the operation of the Company, shall be resolved by the Shareholders and subject to the provisions of Article 9.2.

10.2.                     If the Ship is sold and all liabilities are discharged in respect of the Ship (for sake of clarity including the obligations on the Shareholders Loans and the repayment of any Hire prepaid under the Charter) and the Company, the balance of the funds remaining (after repayment of the Shareholders Loans and possible repayment of prepaid Hire under the Charter) will be distributed to the Shareholders, subject to mandatory provisions of Belgian law.

ARTICLE 11 — VOTING

11.1.                     The Parties to this Agreement agree and commit themselves to cast their votes in any General Meeting of Shareholders and to apply their voting power in the Company in accordance with the provisions of this Agreement.

11.2.                     The Shareholders agree to cooperate in good faith and to act in the beneficial interest of the Company.

ARTICLE 12 — CONFIDENTIALITY

Each Party shall treat as strictly confidential all information contained in this Agreement, and shall not disclose such information to any third party without the prior written consent of the other Parties (which consent shall not be unreasonably withheld or delayed), unless such a disclosure is required (a) by law or by regulation or by any regulatory authority (including stock exchange rules) to which either Party is subject, or (b) for the purposes of any judicial proceedings.

ARTICLE 13 — PUBLIC ANNOUNCEMENTS

13.1.                     Unless it complies with the provisions of Article 13, no Party shall issue any press release or make any public statement or other communication in respect of any of the matters contained in this Agreement or any document referred to herein unless required by law or by the regulations of a recognized investment exchange as defined by the law of 6 April 1995 (“Wet inzake de secundaire markten, het statuut van en het toezicht op de beleggingsondernemingen, de bemiddelaars en beleggingsadviseurs” / “Loi relative aux marchés secondaires, au statut des entreprises d’investissement et à leur contrôle, aux intermédiaires et conseillers en placements”) or the corresponding definition in other jurisdictions or other competent regulatory authority.

13.2.                     To the greatest extent feasible, the Parties shall discuss with each other the form, timing and substance of such announcements, releases, statements and communications prior to the release thereof.

ARTICLE 14 — DEFAULT

14.1.                     If :

(a)  a Shareholder shall be in material breach of its obligations under this Agreement (the Shareholder in breach or affiliated to the company in breach, being referred to as the “Defaulting Party”) and if the default in question has not been remedied within ***** days of receipt by the Defaulting Shareholder of a notice of default (the “Default Notice”) by the other Shareholder; or

(b)  a Shareholder is dissolved, goes into liquidation, bankruptcy or reorganisation or appoints, or there is appointed a receiver for all or a material part of its assets, or

(c)  the Lenders request the Company to pay any sum outstanding under the Loan Agreement and/or enforce or threaten to enforce any or all of the security interests granted pursuant to the Security Documents, following a default of Exmar under the Loan Agreement which is continuing and which is not caused by a default of the Company, the Charterer, GKFF or the Charter Guarantor, or

(d)  If the Charter Guarantor shall be in material breach of his obligations under the Charterer Guarantee and if the default in question has not been remedied in accordance with the provisions of Article 4.4 hereof, then, subject to any prior rights of the Lenders and/or the Security Trustee in respect of the A Shares if Exmar is the defaulting Shareholder, and without prejudice to any other remedies the other Shareholder and/or the Company may have (including the right to recover from the defaulting party and/or the Defaulting Shareholder any moneys then due from the defaulting party, while giving credit for any moneys owed to the defaulting party by the other Shareholder), the Defaulting Shareholder shall be deemed to have given notice to the Company and the other Shareholder (the “Offer Notice”) effective on the last day of the said ***** day period or the date of the relevant event as stated in paragraphs (b),(c) and (d) of this Article 14.1, in respect of all its Shares and its Shareholders Loans offering them for sale to the other Shareholder and specifying as the fair value and consideration therefore the Transfer Price fixed in accordance with Article 14.3., less any sums due and payable by the Defaulting Party to the Company (which in

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

the case of DSME 2237 or its assignee includes any sums which may be due and payable by the Charter Guarantor under the Charter Guarantee) which have not otherwise been satisfied — the aggregate of such sums is hereinafter referred to as the “Default Sum”.

In such event the Defaulting Shareholder shall be deemed to constitute the Company as the Defaulting Shareholder’s agent for the sale of the Shares and the Shareholders Loans of the Defaulting Shareholder to the other Shareholder.

The other Shareholder, provided it is willing and agrees, (such agreement to be irrevocable) may purchase the Shares and the Shareholders Loans of the Defaulting Shareholder at the Transfer Price fixed pursuant to Article 14.3 less any Default Sum. Once Offer Notice is deemed to be given as provided above, the Defaulting Shareholder may not withdraw from such sale of its Shares and Shareholders Loans without the consent in writing of the other Shareholder. Unless the other Shareholder shall agree a Transfer Price with the Defaulting Shareholder or that the Defaulting Shareholder need not sell its Shares and Shareholders Loans the Company shall instruct its auditors to determine the Transfer Price in accordance with Article 14.3 hereof.

14.2.                     (a)                                 The Company shall notify the Defaulting Shareholder within 28 days after the later of the date upon which Offer Notice is deemed to have been given or the determination of the Transfer Price (the “Acceptance Period”) whether the other Shareholder has agreed to purchase its Shares and Shareholders Loans.

(b)                                 The Defaulting Shareholder shall be bound, upon payment by the other Shareholder of the Transfer Price (less any Default Sum), to transfer its Shares and Shareholders Loans to the other Shareholder.

(c)                                  The other Shareholder shall be bound to pay the Defaulting Shareholder the Transfer Price (less any Default Sum) within 14 days of the date of its agreement to purchase the Shares and Shareholders Loans of the Defaulting Shareholder .

(d)                                 In the event that, after payment of the Transfer Price less the Default Sum, the Company recovers from the Defaulting Shareholder or the Charter Guarantor the whole or part of the Default Sum, the sum so recovered shall be repaid to the Defaulting Shareholder provided that, in the event the Default Sum exceeded the Transfer Price and was not otherwise recovered by the other Shareholder, then any sums recovered by the Company shall be repaid less the sum by which the Default Sum exceeded the Transfer Price.

14.3.                     The Transfer Price shall be the sum of the Share Transfer Price and the Shareholders Loans Transfer Price (both as hereinafter defined).

The Share Transfer Price shall be :

(i)                                     either, the value of the Shares of the Defaulting Shareholder based on the proportional part of the value on a Liquidation Basis of the Company (Liquidation

Basis being defined as the Fair Market Value (as defined hereafter) of the Ship, less the Company’s liabilities);

(ii)                                  or, if the value ascribed to the Shares is a negative value, the Share Transfer Price shall be deemed to be USD ***** for all of the Shares.

The Shareholders Loans Transfer Price shall be determined as follows:

In the event that Exmar or its assignee is the Defaulting Shareholder, the Transfer Price for the Shareholders Loans of Exmar or its assignees shall be, without being less than USD *****, the lower of:

(a)                                 the face value of the subscribed Exmar Shareholder Loans plus accrued interest; or

(b)                                 the Fair Market Value of the Ship (as determined in the manner described above).

In the event that DSME 2237 or its assignee is the Defaulting Shareholder, the Transfer Price for the Shareholders Loans of DSME 2237 or its assignee shall be, without being less than USD *****, the lower of:

(a)                                 the face value of the subscribed DSME 2237 Shareholders Loans plus accrued interest; or

(b)                                 the residual value of the Ship, being the Fair Market Value of the Ship (as determined in the manner described above) less the amounts due under the outstanding Shareholders Loans of Exmar or its assignee.

The Share Transfer Price and the Shareholders Loans Transfer Price shall be determined by the auditors for the time being of the Company (being an international accounting firm of first class standing) acting as experts and not as arbitrators and their determination shall be conclusive and binding on both the Defaulting Shareholder and the other Shareholder(s). For the purposes of determining the Share Transfer Price and the Shareholders Loans Transfer Price, the Defaulting Shareholder and the other Shareholder shall each cause an appraisal to be rendered of the Ship (each such appraisal being hereafter called a “Party Appraisal”) by a reputable independent shipbroker practicing in the sale and purchase of similar Ships, who shall act as experts and not as arbitrators (each an “Appraiser”).  The Shareholders shall reasonably cooperate with the Appraisers and shall provide the Appraisers such information concerning the Ship as shall be necessary to determine an appraised value of the Ship (each such appraised value of the Ship hereafter called a “Party Appraised Value”).  Each Party Appraisal shall be made without inspection of the Ship but an inspection of class records shall be made on the basis that the Ship is free of any charter party.  The Parties shall cause the Party Appraisals to be rendered not later than thirty (30) calendar days following the date of effectiveness of the Offer Notice.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

In the event the Party Appraised Value, which is the lower of the two Party Appraised Values, is ***** percent (***** %) or more of the Party Appraised Value, which is the higher of the two Party Appraised Values, the Fair Market Value of the Ship shall be the average of the two Party Appraised Values.

In the event the Party Appraised Value, which is the lower of the two Party Appraised Values, is less than ***** percent (***** %) of the Party Appraised Value, which is the higher of the two Party Appraised Values, the Parties shall cause the two Party Appraisers to immediately select a third Appraiser (the “Third Appraiser”) to determine and deliver to the Parties, independently, within thirty (30) calendar days of the receipt of the last of the two Party Appraisals such Third Appraiser’s appraisal of the Ship (the “Third Appraised Value”).

In the event the Third Appraised Value is equal to or higher than the lower of the two Party Appraised Values but not higher than the higher of the two Party Appraised Values, the Fair Market Value of the Ship shall be the Third Appraised Value.

In the event the Third Appraised Value is higher than the higher of the two Party Appraised Values, the Fair Market Value of the Ship shall be the higher of the two Party Appraised Values.

In the event the Third Appraised Value is lower than the lower of the two Party Appraised Values, the Fair Market Value of the Ship shall be the lower of the two Party Appraised Values.

The costs of determining the Transfer Price shall include the fees and expenses of the said auditors and the said shipbrokers and any expenses incurred by the Company in supplying them with information required by them in order to determine the Transfer Price and shall be paid by the Defaulting Shareholder.

14.4.                     All Shares and Shareholders Loans transferred pursuant to this Article 14 shall, subject to the Loan Agreement and the Security Documents, be transferred free from all liens, charges and encumbrances whatsoever, and with all rights and benefits attaching thereto at the date of sale.

14.5.                     If the Defaulting Shareholder defaults in transferring its Shares and Shareholders Loans to the other Shareholder, the Company may receive the Transfer Price and the Defaulting Shareholder shall be deemed to have appointed and does hereby irrevocably appoint any Director as the agent of the Defaulting Shareholder to execute a transfer of its Shares and Shareholders Loans to the other Shareholder. Upon the execution of such transfer, the Company shall hold the purchase money in trust for the Defaulting Shareholder. The receipt by the Company of the Transfer Price shall be a good discharge to the other Shareholder and after the other Shareholder’s name has been entered in the register of

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

members of the Company the validity of the proceedings shall not be questioned by any person.

The other Shareholder shall be entitled to purchase the whole, but not part only, of the Shares and Shareholders Loans of the Defaulting Shareholder.

ARTICLE 15 — NULLITY

If any of the provisions of the present Agreement is to be declared null and void, such nullity shall not affect the validity of the other Articles and the Parties will renegotiate a provision replacing the Article declared null and void which corresponds as closely as possible, from an economic and legal point of view, to the original intention of the Parties.

ARTICLE 16 — ASSIGNMENT

Save in connection with a transfer of Shares in accordance with or as permitted under Article 5, 6, 8, 9 and/or 14 hereof, neither this Agreement nor any right, remedy, obligation or liability hereunder may be assigned by any Party hereto without the prior written consent of the other Party. Each Shareholder hereby consents in advance to the assignment of the rights and obligations under this Agreement to the transferee of a transfer of Shares in accordance with Article 5.5 hereof.

ARTICLE 17 — NOTIFICATIONS

Any notification, request or notice made pursuant to this Agreement shall be made by registered mail or by fax and addressed to the registered office of the Company and addressed to the address of the Shareholders as stated above. Any notification, request or notice so given or made shall be deemed to have been received, in the case of a facsimile message at the time of dispatch thereof (provided that if the date of dispatch is not a business day in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day) and in the case of a letter when delivered personally or 7 days after it has been put in to the post.

ARTICLE 18 — DURATION AND TERMINATION

18.1.                     The present Agreement is entered into for a period of 15 years starting from the date of execution of this Agreement and will thereafter be renewed automatically for successive five years periods, unless terminated by a Party in writing three months prior to the end of the then applicable term.

18.2.                    This Agreement shall terminate with immediate effect and automatically, with respect to such Shareholder only, if a Shareholder ceases to hold any Shares and has complied with all its obligations under this Agreement

18.3.                     This Agreement shall terminate if the number of Shareholders falls to one.

18.4.                     The termination of this Agreement for any reason shall not prejudice or affect any rights or obligations under this Agreement arising prior to termination.

ARTICLE 19 — APPLICABLE LAW AND CHOICE OF FORUM

The present Agreement shall be governed by Belgian law.

Any litigation relating to the conclusion, validity, interpretation or execution of the present Agreement shall be submitted exclusively to the courts of Brussels.

ARTICLE 20 — ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto, or between any of them, with respect to the subject matter hereof.

ARTICLE 21 — CONFLICT

In the event of contradiction between the articles of association of the Company and this Agreement, this Agreement will prevail between the parties, subject to mandatory rules of Belgian law.

The Parties also commit to amending the articles of association of the Company if such is necessary to bring them in conformity with this Agreement.

To the extent that the provisions of the articles of association of the Company do not contradict the provisions of this Agreement, they will complement the provisions of this Agreement.

Done on 11th April 2006, in three originals and each party acknowledges to have received one original.

/s/ Karel Stes	/s/ Patrick de Brabandere
Exmar NV	Patrick de Brabandere
Name : Karel Stes	Director
Title : Proxy

/s/ [illegible]
DSME 2237 ApS
Name : ~~Fred Dorwart~~ [illegible]
Title : Director

/s/ [illegible]	/s/ Frederic Dorwart
Explorer NV	Fred Dorwart
Name : [illegible]	Director
Title : Director

SCHEDULE 1:  CORPORATE MANAGEMENT AGREEMENT

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

SERVICES AGREEMENT

between

EXMAR MARINE NV

as the Service Provider

and

EXPLORER NV

as the Company

For the provision of certain services
by Exmar Marine NV to Explorer NV

Exhibits:

1.                            Services Remuneration Schedule

2.                            Budgets for general and administrative expenses and for costs of advisors

3.                            List of Representatives of the Company

SERVICES AGREEMENT

THE UNDERSIGNED:

1.                                      EXMAR MARINE NV, a limited liability company organised under the laws of Belgium, whose registered office is at De Gerlachekaai 20, 2000 Antwerp, hereinafter referred to as the “Service Provider”;

and

2.                                      EXPLORER NV, a limited liability company organised under the laws of Belgium, whose registered office is at Gerlachekaai 20, 2000 Antwerp, hereinafter referred to as the “Company”;

WHEREAS:

1.                                      The Service Provider is a maritime company, also offering domiciliation, management, accounting, financial and administrative services to related and non-related companies in the maritime sector.

2.                                      The Company is using such services since 29 June 2005 (the date of its incorporation) and is desirous of continuing using such services on the terms and conditions provided hereinafter.

3.                                      Exmar NV, a limited liability company organised under the laws of Belgium, whose registered office is at De Gerlachekaai 20, 2000 Antwerp, owns 50% of the shares of the Company and DSME 2237 ApS, a limited liability company organised under the laws of Denmark, whose registered office is at c/o Bech-Bruun Dragsted law firm, Langelinie Alle 35, DK 2100 Copenhagen, Denmark, owns the other 50% of the shares of the Company.

4.                                      Exmar NV and DSME 2237 ApS entered into a shareholders agreement on the date hereof (such agreement as may be amended from time to time is hereinafter called the “Shareholders Agreement”) to regulate their respective rights and obligations as shareholders of the Company.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

Article 1 - Appointment

1.                                      The Company hereby confirms the appointment of the Service Provider, who confirms its acceptance, to provide, on a non-exclusive basis, the services as stated in Article 4 hereof (the “Services”) to the Company upon and subject to the terms and conditions of this agreement (the “Agreement”).

Article 2 - Service Provider’s Obligations

1.                                      The Service Provider hereby undertakes at all times during its appointment to render any of the Services strictly in accordance with the instructions which the Company may give from time to time, and to use, in rendering such Services, its best efforts to protect and promote the interests of Company.

2.                                      Notwithstanding paragraph 1, it is hereby agreed that the Service Provider may provide similar services to other companies or render other types of services or assistance to other companies.

3.                                      Except as reasonably necessary for the proper performance of its obligations hereunder or if so required by law, the Service Provider shall not, during the term of this Agreement or thereafter, use or disclose any documents or information relating to the Company. The Service Provider shall procure that its directors, employees and advisers will likewise not use or disclose any documents or information relating to the Company.

Article 3 - Company’s Obligations

1.                                      The Company shall provide the Service Provider with such information and details as the Service Provider may reasonably require to perform the Services.

2.                                      The Company undertakes;

(a)                                 to hand over at its earliest convenience to the Service Provider each and all books, registers, documents, agreements and files useful to the Service Provider for the performance of its obligations under this Agreement or as required by law;

(b)                                 to strictly comply with all legal, regulatory and administrative provisions in force in Belgium and abroad and which are applicable to it.

3.                                      The Company will not request the Service Provider to carry out any instructions which are against the law and/or any regulations.

Article 4 - Services

1.                                      The Service Provider has since 29 June 2005 performed and provided and shall for the duration of this Agreement continue to perform and/or provide, or cause to be performed and/or provided, to the benefit of the Company, the services set out below, All Services shall at all times be performed strictly in accordance with the instructions and directives given by the Company.

The Company will transmit to the Service Provider a list of its representatives that are authorised to give instructions and directives to the Service Provider. The initial list of representatives is attached hereto as Exhibit 3.

If there is no instruction for the Service Provider to act but such action is urgently required in the interest of the Company (i.e., the Company would violate applicable law and/or suffer damages if it fails to act), the Service Provider shall be authorised to act in the absence of instructions and directives of the Company. The Service Provider shall inform the Company immediately after having performed such acts. The Service Provider shall not be held liable for any such acts performed in good faith in the interest of the Company.

(a)                                 Domiciliation services:

•                                          Providing the Company with a registered address and office (with telephone, fax, email and access to secretarial support) in Belgium. The first registered office of the Company is De Gerlachekaai 20, 2000 Antwerpen.

(b)                                 Management services:

•                                          Assisting the managing directors of the Company in the daily management of the Company.

•                                          The Service Provider shall submit draft proposals relating to (i) the budget for general and administrative expenses of the Company in the following financial year, and (ii) the budget for the costs of advisors to the Company in the following financial year prior to November 15 of each year. The adoption of the budget for general and administrative expenses and the budget for the costs of advisors shall require the approval of the majority of the directors of the Company in accordance with the provisions of clause 8.2 of the Shareholders Agreement. The budgets of the Company for 2005 and 2006 are attached as Exhibit 2 to this Agreement.

•                                          The Service Provider shall discharge its duties properly, faithfully and to the best of its abilities in a manner that is in the best interests of the Company.

(c)                                  Accounting services:

•                                          Registering and/or issuing incoming and outgoing invoices.

•                                          Keeping and preparing the accounts and financial records of the Company.

•                                          Follow-up of payments and recovery of sums owed to the Company.

•                                          Preparing the (annual) financial statements and any required interim statements of the Company.

•                                          Control of the financial statements.

•                                          Circulation of the financial statements of the Company for signature.

•                                          Arranging for an audit report, if required, and giving all the proper assistance requested by the auditors.

(d)                                 Financial services:

•                                          Management of the Company’s bank accounts i.e., deposit of cash, redrawing of cash, making payments.

•                                          Reconciliation of the Company’s bank accounts with the Company’s treasury.

(e)                                  Administrative services:

•                                          Assisting the board of directors of the Company in convening, preparing and drafting minutes of meetings of the board of directors and shareholders of the Company.

•                                          Keeping the Company’s contracts, documents, corporate books and records, including the register of shareholders and the minutes of board of directors’ and shareholders’ meetings.

•                                          Forwarding of relevant documentation to Belgian tax and legal counsel.

•                                          Reviewing documents to be signed on behalf of the Company. This means verifying if:

a.                                      the documents are in compliance with the Belgian law (prima facie);

b.                                      the documents reflect reality (prima fade);

c.                                       the documents are in the company’s interest.

•                                          Complying with corporate and other registration and publication requirements including, but not limited to, the filing of the financial statements.

•                                          Filing the corporate income tax return in co-operation with the tax consultant appointed for this purpose and handling other local tax matters (such as, but not limited to, value added tax, withholding tax, capital tax).

•                                          Complying with reporting requests from local authorities.

•                                          Arranging for any reporting to local authorities.

2.                                      In connection with the proper performance of its obligations hereunder, the Service Provider may engage an auditor, outside legal counsel or other professional advisor to give such advice or provide such services as the Service Provider may reasonably consider necessary or desirable up to a total maximum amount as stated in the budget for costs of advisors to the Company for the relevant year, as approved in accordance with

Article 4.1(b) hereof. The prior written approval of the majority of the directors of the Company in accordance with the provisions of clause 8.2 of the Shareholders Agreement will be required for the engagement of an auditor, legal counsel or professional advisor the costs of which will be in excess of the amount of the budget for the relevant year. The costs of such advice or services will be for the account of the Company.

Article 5 - Remuneration

1.                                      The Company shall pay to the Service Provider as remuneration for the services provided under this Agreement, the fee specified in Exhibit 1 (“Services Remuneration Schedule”) hereto. The above fee will be invoiced by the Service Provider to the Company quarterly in advance and the Company shall pay such invoices within ***** days from receipt thereof. Failing full settlement, interest on the outstanding balance shall be due and payable, at a rate of ***** per annum, from the due date until the date of actual settlement. Prior to the end of each twelve month period, the parties will discuss and agree on the fee payable to the Service Provider in the next twelve month period. Such fee will, in any event, be adapted annually on the basis of the then applicable index of the consumption prices as published monthly by the Belgian ministry of Economic Affairs.

2.                                      All payments by the Company to the Service Provider pursuant to paragraph 1 shall be free and clear of and without any deduction or withholding whatsoever, and shall be made in euro or such other currency as may be agreed by the parties and as so specified in Exhibit 1 (“Services Remuneration Schedule”) hereto, by payment to the credit of such bank account as the Service Provider shall from time to time specify.

3.                                      The Service Provider shall not be under any obligation to advance moneys for the benefit or on behalf of the Company under this Agreement. lf, however, the Service Provider advances any moneys for the benefit or on behalf of the Company, the Company shall promptly reimburse the Service Provider with any moneys so advanced together with interest calculated at the rate of *****% per annum from the date the moneys were advanced by the Service Provider until the date of reimbursement by the Company to the Service Provider.

4.                                      In addition to the remuneration set out in paragraph 1 hereof, the Service Provider is entitled to its out-of-pocket expenses incurred in the performance of the Services, subject to the submittal of the relevant invoices, receipts or other written proof of expenses incurred.

Article 6 - Exclusion of liability

1.                                      Neither the Service Provider nor any of its directors or employees shall be liable for any loss or expenses suffered or incurred by the Company as a result of any acts or omissions to act by Service Provider or any of its directors or employees, except in the case of gross negligence or wilful misconduct of the Service Provider, its directors or employees.

2.                                      Except in case of gross negligence or wilful misconduct of the Service Provider (including its directors and employees), the Company shall indemnify the Service Provider (including its directors and employees) for any liability whatsoever that may

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

occur as a result of the performance by the Service Provider (including its directors and employees) of its obligations under this Agreement.

Article 7 - Term and termination

1.                                      This Agreement shall take effect as of 29 June 2005 (the date of incorporation of the Company) and shall be entered into for an indefinite term.

2.                                      Either party may terminate this Agreement by giving the other party notice in writing, at its address as stated below, observing a period of notice of at least three (3) months.

3.                                      Upon the termination of this Agreement, the Service Provider undertakes to forthwith hand over the corporate files and all books, documents and other information relating to the Company to the members of the board of directors (provided they are not partners or members of the staff of the Service Provider) or to any other person producing evidence of its capacity as new service provider.

4.                                      Each party shall be entitled to terminate this Agreement with immediate effect by giving notice in writing to the other party, if any of the following events occur:

(i)                               the other party defaults under any term or provision of this Agreement, which default, if capable of being remedied, is not remedied to the satisfaction of the party giving notice within ***** days from the date of notice by such party requesting action to remedy the same; or

(ii)                            any licence or permit required to enable either party to perform any of its obligations under this Agreement is wholly or partially revoked, withdrawn, terminated or expires and is not renewed; or

(iii)                         an order is made by any competent court or other appropriate authority, or a resolution is passed by either party for its bankruptcy, dissolution or winding-up or for the appointment of a liquidator, receiver or trustee in respect of such party or all or a substantial part of its assets, save for the purposes re-organisation (not involving or arising out of insolvency) the terms of which have received the prior written approval of the other party; or

(iv)                        either party stops payment to creditors generally, or is unable or admits inability to pay its debts as they fall due, or enters into any composition or other arrangement with its creditors generally, or is adjudicated or found bankrupt or insolvent; or

(v)                           either party ceases to carry on its business or a substantial part of its business or a substantial part of the properties or assets of either party are seized or appropriated;

(vi)                        a change of control occurs in relation to the other party.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

5.                                      The Service Provider shall be entitled to terminate this Agreement with immediate effect without prior notice, if the Company runs its business in a manner that is contrary to the Service Provider’s corporate and/or commercial interest.

6.                                      A termination of this Agreement shall:

(i)                               not affect the rights of either party hereunder to recover from the other party any amount accrued due and then unpaid, which liability shall remain in full force and effect;

(ii)                            not operate to discharge, the obligations of the Service Provider under Article 2.3 of this Agreement which shall continue in full force and effect notwithstanding the termination of this Agreement, for a period of two years from the date of termination; and

(iii)                         not operate to discharge the obligations of the Company under Article 6.2 hereof.

Article 8 - Force Majeure

1.                                      Notwithstanding anything to the contrary contained in this Agreement, if either party shall be rendered unable to carry out the whole or any part of its obligations under this Agreement for any reason beyond the control of such party, including, but not limited to, acts of God, acts of governmental authorities, strikes, war, riot and any other causes of such nature, Men the performance of the obligations under this Agreement of such party as they are affected by such cause shall be excused during the continuance of any inability so caused, but such inability shall so far as possible be remedied with all reasonable despatch.

2.                                      Either party suffering any such inability shall promptly notify the other party of the nature of such inability, the action (if any) being taken by such party to remedy such inability and the date (if any) when such party ceases to be under such inability.

Article 9 - Miscellaneous

1.                                     Each document, instrument, certificate, statement, notice, request, demand, consent or other communication to be delivered by a party to the other party under this Agreement shall be in the English language.

2.                                      This Agreement is personal to the parties and is not capable of being assigned in whole or in part by either party.

3.                                      None of the provisions of this Agreement shall be deemed to constitute a partnership or joint venture between the parties for any purpose.

4.                                      This Agreement may not be amended, supplemented or modified except by a written agreement or instrument signed by or on behalf of each of the parties hereto.

5.                                      Any provision of this Agreement prohibited by or unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction shall, to the extent required by such law, be severed from this Agreement and rendered ineffective so far as is possible without modifying the remaining provisions of this Agreement. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the parties to the fullest extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

6.                                      Any notification resulting from this Agreement shall be addressed as follows:

To the Company:	Explorer NV
c/o Don Millican
	Address:	P.O. Box 21468
US Tulsa, OK 74121-1468
	Fax:	+1 918 491 4694
	E-mail:	donm@kfoc.net

AND

Explorer NV
c/o Patrick De Brabandere
	Address:	De Gerlachekaai 20
B - 3000 Antwerpen
	Fax:	+32 3 247 56 99
	E-mail:	financial@exmar.be

To the Service Provider:	Exmar Marine NV
c/o Patrick De Brabandere
	Address:	De Gerlachekaai 20
B - 3000 Antwerpen
	Fax:	+ 32 3 247 56 99
	E-mail:	financial@exmar.be

7.                                      This Agreement shall be governed by and construed in accordance with the laws of Belgium.

8.                                      For all claims and disputes arising out or relating to this Agreement, the district court of the corporate seat of the Company shall have exclusive jurisdiction.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly initialed on each page and signed by each Party in Antwerp, on                                2006 in two originals, and each Party acknowledges receipt of one original.

For Exmar Marine NV

By:	By:
Title:	Title:

For Explorer NV

By: Fred Dorwart	By:
Title: Director	Title:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT 1

SERVICES REMUNERATION SCHEDULE 2005/6

Accounting, Financial, Reporting	***** EUR
Fax	***** EUR
Corporate	***** EUR

Total annual fee	***** EUR i.e. ***** per Month

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT 2

BUDGETS FOR 2005 and 2006

Budget for General and Administrative Expenses

EUR ***** per year

Budget for External Advisors

Auditor KPMG (Mr Serge Cosijns): EUR ***** per year

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT 3

List of Representatives of the Company

Mr Don Millican

Mr Frederic Dorwart

Mr Peter Verstuyft

Mr Patrick De Brabandere

SCHEDULE 2:  TECHNICAL MANAGEMENT AGREEMENT

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

1. Date of Agreement 30th June 2005	THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO) STANDARD SHIP MANAGEMENT AGREEMENT CODE NAME: “SHIPMAN 98”
Part I

2. Owners (name, place of registered office and law of registry (Cl.1)

Name
EXPLORER nv
Place of registered office
De Gerlachekaai 20
Law of registry
2000 Antwerpen, Belgium

3. Managers (name, place of registered office and law of registry). (Cl. 1)

Name
TETCO nv
Place of registered office
De Gerlachekaai 20
Law of registry
2000 Antwerpen, Belgium

4. Day and year of commencement of Agreement (Cl. 2)
See clause 21

5. Crow Management (state “yes” or “no” as agreed) (Cl. 3.1)
YES

6. Technical Management (state “yes” or “no” as agreed) (Cl. 3.2)
YES

7. Commercial Management (state “yes” or “no” as agreed). (CL 3.3)
NO

8. Insurance Arrangements (state “yes” or “no” as agreed). (CL 3.4)
YES

9. Accounting Services (state “yes” or “no” as agreed: (Cl. 3.5)
YES

10. Sale or purchase of the Vessel (state “yes” or “no” as agreed: (Cl. 3.6)
NO

11. Provisions (state “yes” or “no” as agreed) (Cl. 3.7)
YES

12. Bunkering (state “yes” or “no” as agreed) (Cl. 3.8)
NO

13. Chartering Services Period (only to be filed in if “yes” stated in Box 7) Cl. 3.3(g)
NO

14. Owners’ Insurance (state alternative (i), (ii) or (iii) of Cl. 6.3)
Clause 6.3(ii)

15. Annual Management Fee (state annual amount) (Cl. 8.1)
** USD

16. Severance Costs (state maximum amount) (Cl. 8.4 (ii))
At cost, as per applicable CBA

17. Day and year of termination of Agreement (Cl. 17)
See clause 17
*****

18. Law and Arbitration (state alternative 19.1, 19.2 or 19.3 place of arbitration must be stated). (Cl. 19)
clause 19.1.

19. Notice (state postal and cable address, telex and telefax number for serving notice and communication to the Owners) (Cl. 20)
EXPLORER nv
De Gerlachekaai 20
2000 ANTWERPEN
Tel: 32 3 2475611
Fax: 32 3 2472740

20. Notice (state postal and cable address, telex and telefax number for serving notice and communication to the Managers) (Cl. 20)
TETCO av
De Gerlachekaai 20
2000 Antwerpen
Tel: 32 3 2475011
Fax: 32 3 2475091

	Approved by	Approved by
Printed by BIMCO’s idea	The Documentary Committee of The Japan Shipping Exchange, Inc. Tokyo	The International Ship Managers’ Association (ISMA)

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as Annexes “A” (Details of Vessel), “B” (Details of Crew), “C” (Budget) and “D” (Associated vessels) attached hereto, shall be performed subject to the conditions contained herein.  In the event of a conflict of condition, the provisions of PART I and Annexes “A”, “B”, “C” and “D” shall prevail over those of PART II to the extent of such conflict but no further.

Signature(s) (Owners)	/s/ [illegible]	/s/ [illegible]	Signature(s) (Managers)	/s/ [illegible]	/s/ [illegible]

This document is a computer generated SHIPMAN 98 form provided by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

ANNEX “A” (DETAILS OF VESSEL OR VESSELS) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT CODE NAME: “SHIPMAN 98”

Date of Agreement:
30th June 2005
Name of Vessel(s):
MN EXPLORER
Particulars of Vessel(s):
Hull 2254

to be advised
Built:
Flag:
IMO:
Call sign:
Class:
GT:

Printed by BIMCO’s idea

This document is a computer generated SHIPMAN 98 form provided by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “B” (DETAILS OF CREW) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (B1MCO)

STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME; “SHIPMAN 98”

Date of Agreement:
30th June 2005
Details of Crew:
to be advised

Numbers	Rank	Nationally
1	Captain
2	Chief Officer
3	2nd Officer
4	2nd Officer
5	3rd Officer
6	4th Officer
7	Chief Engineer
8	2nd Engineer
9	3rd Engineer
10	4th Engineer
11	Asp Engineer
12	Electrician
13	Boatswain
14	Pumpman
15	QAB
16	QAB
17	QAB
18	QAB
19	Fitter
20	Wiper
21	OS
22	Chief Cook
23	MessMan
Deviation from nationality and rank can occur as per flag sate requirements.

This document is a computer generated SHIPMAN 98 form provided by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “C” (BUDGET) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

Date of Agreement:

30th June 2005

Managers’ Budget for the first year with effect from the Commencement Date of this Agreement:

to be advised

Printed by BIMCO’s idea

This document is a computer generated SHIPMAN 98 form provided by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “D” (ASSOCIATED VESSELS) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

NOTE: PARTIES SHOULD BE AWARE THAT BY COMPLETING THIS ANNEX “D” THEY WILL BE SUBJECT TO THE PROVISIONS OF SUB-CLAUSE 18.1(i) OF THIS AGREEMENT.

Date of Agreement:

Details of Associated Vessels:

This document is a computer generated SHIPMAN 98 form provided by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

1.     Definitions

In this Agreement save where the context otherwise requires, the following words and expressions shall have the meanings hereby assigned to them.

“Affiliate of the Owners” means any person, who controls, is controlled by, or is under common control with the Owners or the Exmar group. For the purpose of this definition, the term “control” means the beneficial ownership of fifty percent (50%) or more of the voting shares of a company or other entity or of the equivalent rights to determine the decisions of such a company or other entity.

“Owners” means the party identified in Box 2.

“Managers” means the party identified in Box 3.

“Vessel” means the vessel or vessels details of which are set out in Annex “A” attached hereto.

“Crew” means the Master, officers and ratings of the numbers, rank and nationality specified in Annex “B” attached hereto.

“Crew Support Costs” means all expenses of a general nature which are not particularly referable to any individual vessel for the time being managed by the Managers and which are incurred by the Managers for the purpose of providing an efficient and economic management service and, without prejudice to the generality of the foregoing, shall include the cost of crew standby pay, training schemes for officers and ratings, cadet training schemes, sick pay, study pay, recruitment and interviews.

“Severance Costs” means the costs which the employers are legally obliged to pay to or in respect of the Crew as a result of the early termination of any employment contract for service on the Vessel.

“Crew Insurances” means insurances against crew risks which shall include but not be limited to death, sickness, repatriation, injury, shipwreck unemployment indemnity and loss of personal effects.

“Management Services” means the services specified in sub-clauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to 12.

“ISM Code” means the International Management Code for the Safe Operation of Ships and for Pollution Prevention as adopted by the International Maritime Organization (IMO) by resolution A.741(18) or any subsequent amendment thereto.

“STCW 95” means the International Convention on Standards of Training, Certification and Watchkeeping for Seafarers, 1978, as amended in 1995 or any subsequent amendment thereto.

2.     Appointment of Managers

With effect from the day and year stated in Box 4 and continuing unless and until terminated as provided herein, the Owners hereby appoint the Managers and the Managers hereby agree to act as the Managers of the Vessel.

3.     Basis of Agreement

Subject to the terms and conditions herein provided, during the period of this Agreement, the Managers shall carry out Management Services in respect of the Vessel as agents for and on behalf of the Owners. The Managers shall have authority to take such actions as they may from time to time in their absolute reasonable discretion consider to be necessary to enable them to perform this Agreement in accordance with sound ship management Practice, provided, however, that Managers shall have authority to take such actions from time to time in their absolute discretion consider to be necessary with respect to health, safety and security of the Vessel and Crew and environmental protection.

3.1      Crew Management

(only applicable if agreed according to Box 5)

The Managers shall provide suitably qualified Crew for the Vessel as required by the Owners in accordance with the STCW 95 requirements, provision of which includes but is not limited to the following functions:

(i)                  selecting and engaging the Vessel’s Crew, including payroll arrangements, pension administration, and insurances for the Crew other than those mentioned in Clause 6;

(ii)               ensuring that the applicable requirements of the law of the flag of the Vessel are satisfied in respect of manning levels, rank, qualification and certification of the Crew and employment regulations including Crew’s tax, social insurance, discipline and other requirements;

(iii)            ensuring that all members of the Crew have passed a medical examination with a qualified doctor certifying that they are fit for the duties for which they are engaged and are in possession of valid medical certificates issued in accordance with appropriate flag

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

State requirements. In the absence of applicable flag State requirements the medical certificate shall be dated not more than three months prior to the respective Crew members leaving their country of domicile and maintained for the duration of their service on board the Vessel;

(iv)    ensuring that the Crew shall have a command of the English language of a sufficient standard to enable them to perform their duties safely;

(v)     arranging transportation of the Crew, including repatriation;

(vi)    training of the Crew and supervising their efficiency;

(vii)   conducting union negotiations;

(viii)  operating the Managers’ drug and alcohol policy unless otherwise agreed.

3.2      Technical Management

(only applicable if agreed according to Box 6)

The Managers shall provide technical management which includes, but is not limited to, the following functions:

(i)      provision of competent personnel to supervise the maintenance and general efficiency of the Vessel:

(ii)     arrangement and supervision of dry dockings, repairs, alterations and the upkeep of the Vessel to the standards required by the Owners provided that the Managers shall be entitled to incur the necessary expenditure to ensure that the Vessel will comply with the law of the flag of the Vessel and of the places where she trades, and all requirements and recommendations of the classification society;

(iii)    arrangement of the supply of necessary stores, spares and lubricating oil;

(iv)    appointment of surveyors and technical consultants as the Managers may consider from time to time to be necessary:

(v)     development, implementation and maintenance of a Safety Management System (SMS) in accordance with the ISM Code (see sub-clauses 4.2 and 5.3).

(vi)   For expenses and major repair works not included in the budget and estimated to exceeding USD ***** (or the equivalent in foreign currency), the manager shall inform the Owner before placing the order,

(vii)  The technical management services include the installation of a planned maintenance and safety management software tool, called respectively Ulysses and ISManager.

3.3      Commercial Management

~~(only applicable if agreed according to Box 7)~~

~~The Managers shall provide the commercial operation of the Vessel, as required by the Owners which includes, but is not limited to, the following functions:~~

~~(i)      providing chartering services in accordance with the Owners’ instructions which include, but are not limited to, seeking and negotiating employment for the Vessel and the conclusion (including the execution thereof) of charter parties or other contracts relating to the employment of the Vessel.  If such a contract exceeds the period stated in Box 13, consent thereto in writing shall first be obtained from the Owners.~~

~~(ii)     arranging of the proper payment to Owners or their nominees of all hire and/or freight revenues or other moneys of Whatsoever nature to which Owners may be entitled arising out of the employment of or otherwise in connection with the Vessel;~~

(iii)    providing voyage estimates and accounts and calculating of hire, freights, demurrage and/or dispatch moneys due from or due to the charterers of the Vessel;

~~(iv)    issuing of voyage instructions;~~

~~(v)     appointing agents;~~

~~(vi)    appointing stevedores;~~

~~(vii)   arranging surveys associated with the commercial operation of the Vessel.~~

3.4      Insurance Arrangements’

(only applicable if agreed according to Box 8)

The Managers shall arrange insurances in accordance with Clause 6, on such terms and conditions as the Owners shall have instructed or agreed, in particular regarding conditions, insured values, deductibles and franchises.

3.5      Accounting Services

(only applicable if agreed according to Box 9)

The Managers shall:

(i)      establish an accounting system which meets the requirements of the Owners and provide regular accounting services, supply regular reports and records,

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(ii)     maintain the records of all costs and expenditure incurred as well as data necessary or proper for the settlement of accounts between the parties.

3.6      Sale or Purchase of the Vessel

~~(only applicable if agreed according to Box 10)~~

~~The Managers shall, in accordance with the Owners’ instructions, supervise the sale or purchase of the Vessel, including the performance of any sale or purchase agreement, but not negotiation of the same.~~

3.7      Provisions (only applicable if agreed according to Box 11)

The Managers shall arrange for the supply of provisions.

~~3.8 Bunkering (only applicable if agreed according to Box 12) the Managers shall arrange for the provision of the bunker fuel of the quality specified by the Owners as required for the Vessel’s trade.~~

4.   Managers’ Obligations

4.1      The Managers undertake to use their best endeavours to provide the agreed Management Services as agents for and on behalf of the Owners in accordance with sound ship management practice and to protect and promote the interests of the Owners in all matters relating to the provision of services hereunder. Provided, however, that the Managers in the performance of their management responsibilities under this Agreement shall be entitled to have regard to their overall responsibility in relation to all vessels as may from time to time be entrusted to their management and in particular, but without prejudice to the generality of the foregoing, the Managers shall be entitled to allocate available supplies, manpower and services in such manner as in the prevailing circumstances the Managers in their absolute discretion consider to be fair and reasonable.

4.2      Where the Managers are providing Technical Management in accordance with sub-clause 3.2, they shall procure that the requirements of the law of the flag of the Vessel are satisfied and they shall in particular be deemed to be the “Company” as defined by the ISM Code, assuming the responsibility for the operation of the Vessel and taking over the duties and responsibilities imposed by the ISM Code when applicable.

5.   Owners’ Obligations

5.1      The Owners shall pay all sums due to the Managers punctually in accordance with the terms of this Agreement.

~~5.2      Where the Managers are providing Technical Management in accordance with sub-clause 3.2, the Owners shall:~~

~~(i)      procure that all officers and ratings supplied by them or on their behalf comply with the requirements of STCW 95;~~

~~(ii)     instruct such officers and ratings to obey all reasonable orders of the Managers in connection with the operation of the Managers’ safety management system.~~

~~5.3      Where the managers are not providing Technical Management in accordance with sub-clause 3.2, the Owners shall procure that the requirements of the law of the flag of the Vessel are satisfied and that they, or such other entity as may be appointed by them and identified to the Managers, shall be deemed to be the “Company” as defined by the ISM Code assuming the responsibility for the operation of the Vessel and taking over the duties and responsibilities imposed by the ISM Code when applicable.~~

6.   Insurance Policies

The Owners shall procure, whether by instructing the Managers under sub-clause 3.4 or otherwise, that throughout the period of this Agreement:

6.1 at the Owners’ expense, the Vessel is insured for not less than her sound market value or entered for her full gross tonnage, as the case may be for:

(i)      usual hull and machinery marine risks (including crew negligence) and excess liabilities;

(ii)     protection and indemnity risks (including pollution risks and Crew Insurances): and

(iii)    war risks (including protection and indemnity and crew risks) in accordance with the best practice of prudent owners of vessels of a similar type to the Vessel, with first class insurance companies, underwriters or associations (“the Owners’ Insurances”),

6.2 all premiums and calls on the Owners’ Insurances are paid promptly by their due date,

6.3 the Owners’ Insurances name the Managers and, subject to underwriters’ agreement, any third party designated by the Managers as a joint assured, with full cover, with the Owners obtaining cover in respect of each of the insurances specified in sub-clause 6.1:

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

~~(i)      on terms whereby the managers and any such third party are liable in respect of premiums or calls arising in connection with the Owners’ Insurances; or~~

(ii)     if reasonably obtainable, on terms such that neither the Managers nor any such third party shall be under any liability in respect of premiums or calls arising in connection with the Owners’ Insurances; or

~~(iii)    on such other terms as may be agreed in writing.~~

~~Indicate alternative (i), (ii) or (iii) in Box 14.  If Box 14 is left blank then (i) applies.~~

6.4 written evidence is provided, to the reasonable satisfaction of the Managers, of their compliance with their obligations under Clause 6 within a reasonable time of the commencement of the Agreement, and of each renewal date and, if specifically requested, of each payment date of the Owners’ Insurances.

7.   Income Collected and Expenses Paid on Behalf of Owners

7.1      All moneys collected by the Managers under the terms of this Agreement (other than moneys payable by the Owners to the Managers) and any interest thereon shall be held to the credit of the Owners in a separate bank account.

7.2      All expenses incurred by the Managers under the terms of this Agreement on behalf of the Owners (including expenses as provided in Clause 8) may be debited against the Owners in the account referred to under sub-clause 7.1 but shall in any event remain payable by the Owners to the Managers on demand.

8.   Management Fee

8.1      The Owners shall pay to the Managers for their services as Managers under this Agreement an annual management fee as stated in Box 15 which shall be payable by equal monthly instalments in advance, the first instalment being payable on the commencement of this Agreement (see Clause 2 and Box 4) and subsequent instalments being payable every month.

8.2      The management fee shall be subject to an annual adjustment based on the changes In the Belgian Consumer Index as of each January 1st in accordance with the formula set out hereunder;

*****

*****

*****

~~review~~

~~on the anniversary date of the Agreement and the proposed fee shall be presented in the annual budget referred to in sub-clause 9.1.~~

8.3      The Managers shall, at no extra cost to the Owners, provide their own office accommodation, office staff, facilities and stationery. Without limiting the generality of Clause 7 the Owners shall reimburse the Managers for postage and communication expenses, warehousing expenses, travelling expenses, and other out of pocket expenses properly incurred by the Managers in pursuance of the Management Services.

8.4      In the event of the appointment of the Managers being terminated by the Owners or the Managers in accordance with the provisions of Clauses 17 and 18 other than by reason of default by the Managers, or if the Vessel is lost, sold or otherwise disposed of, the “management fee” payable to the Managers according to the provisions of sub-clause 8.1, shall continue to be payable for a further period of three calendar months as from the termination date. In addition, provided that the Managers provide Crew for the Vessel in accordance with sub-clause 3.1:

(i)      the Owners shall continue to pay Crew Support Costs during the said further period of three calendar months and

(ii)     the Owners shall pay an equitable proportion of any Severance Costs which may materialize, not exceeding the amount stated in Box 16. The Managers will exercise a good faith effort to arrange alternative employment for any terminated employee in order to mitigate or eliminate severance costs.

8.5      If the Owners decide to lay-up the Vessel whilst this Agreement remains in force and such lay-up lasts for more than three months, an appropriate reduction of the management fee for the period exceeding three months until one month before the Vessel is again put into service shalt be mutually agreed between the parties. In the event of a lay-up of more than three months Managers shall exercise reasonable efforts to reduce crew costs.

8.6      Unless otherwise agreed in writing all discounts and commissions obtained by the Managers in the course of the management of the Vessel shall be credited to the Owners.

8.7.     Supplementary fees will be charged on a ***** basis for any technical or marine superintendency services or inspections and IT support by Managers carried out on board/on Terminal, in excess of ***** days per year. The following rates shall apply : $ ***** for a superintendent and $ ***** for an ICT technician, ***** Those rates are subject to annual adjustments based on the change in the Belgian Consumer Price Index as of each January 1st in accordance with the formula set out hereunder :

*****

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

*****

*****

9.   Budgets and Management of Funds

9.1      The Managers shall present to the Owners annually a budget for the following ~~twelve months~~ calendar year ~~in such form as the Owners require~~.  The budget for the first year hereof is set out in Annex “C” hereto. Subsequent annual budgets shall be prepared by the Managers and submitted to the Owners not less than ~~three~~ one months before the 31st December of the running year ~~anniversary date of the commencement of this Agreement~~ (see Clause 2 and Box 4).

9.2      The Owners shall indicate to the Managers their acceptance and approval of the annual budget within one month of presentation and in the absence of any such indication the Managers shall be entitled to assume that the Owners have accepted the proposed budget.

9.3      Following the agreement of the budget, the Managers shall prepare and present to the Owners their estimate of the working capital requirement of the Vessel (i.e. on twelfth of the budget) and the Managers shall each month up-date this estimate. Based thereon, the Managers shall Each month request the Owners in writing for the funds required to run the Vessel for the ensuing month, including the payment of any occasional or extraordinary item of expenditure, such as emergency repair costs, additional insurance premiums, ~~bunkers~~ or provisions. Such funds shall be received by the Managers within ten running days after the receipt by the Owners of the Managers’ written request and shall be held to the credit of the Owners in a separate bank account.

9.4      The Managers shall produce a comparison between budgeted and actual income and expenditure of the Vessel in such form as required or approved by the Owners monthly, quarterly or at such other intervals as mutually agreed.

9.5      Notwithstanding anything contained herein to the contrary, the Managers shall in no circumstances be required to use or commit their own funds to finance the provision of the Management Services.

10. Managers’ Right to Sub-Contract

The Managers shall not have the right to sub-contract any of their obligations hereunder, including those mentioned in sub-clause 3.1, without the prior written consent of the Owners which shall not be unreasonably withheld. In the event of such a subcontract the Managers shall remain fully liable for the due performance of their obligations under this Agreement.

11. Responsibilities

11.1   Force Majeure - Neither the Owners nor the Managers shall be under any liability for any failure to perform any of their obligations hereunder by reason of any cause whatsoever of any nature or kind beyond their reasonable control.

11.2   Liability to Owners - (i) Without prejudice to sub-clause 11.1, the Managers shall be under no liability whatsoever to the Owners for any loss, damage, delay or expense of whatsoever nature, whether direct or indirect, (including but not limited to loss of profit arising out of or in connection with detention of or delay to the Vessel) and howsoever arising in the course of performance of the Management Services UNLESS same is proved to have resulted solely from the negligence, gross negligence or wilful default of the Managers or their employees, or agents or sub-contractors employed by them in connection with the Vessel, in which case (save where loss, damage, delay or expense has resulted from the Managers’ personal act or omission committed with the intent to cause same or recklessly and with knowledge that such loss, damage, delay or expense would probably result) the Managers’ liability for each incident or series of incidents giving rise to a claim or claims shall never exceed a total of ten times the annual management fee payable hereunder.

(ii)       Notwithstanding anything that may appear to the contrary in this Agreement, the Managers shall not be liable for any of the actions of the Crew, even if such actions are negligent, grossly negligent or wilful, except only to the extent that they are shown to have resulted from a failure by the Managers to discharge their obligations under sub-clause 3.1, in which case their liability shall be limited in accordance with the terms of this Clause 11.

11.3   Indemnity - Except to the extent and solely for the amount therein set out that the Managers would be liable under sub-clause 11.2, the Owners hereby undertake to keep the Managers and their employees, agents and sub-contractors indemnified and to hold them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever arising which may be brought against them or incurred or suffered by them arising out of or in connection with the performance of the Agreement, and against and in respect of all costs, losses, damages

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

and expenses (including legal costs and expenses on a full indemnity basis) which the Managers may suffer or incur (either directly or indirectly) in the course of the performance of this Agreement.

11.4   “Himalaya” - It is hereby expressly agreed that no employee or agent of the Managers (including every sub-contractor from time to time employed by the Managers) shall in any circumstances whatsoever be under any liability whatsoever to the Owners for any loss, damage or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course of or in connection with his employment and, without prejudice to the generality of the foregoing provisions in this Clause 11, every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Managers or to which the Managers are entitled hereunder shall also be available and shall extend to protect every such employee or agent of the Managers acting as aforesaid and for the purpose of all the foregoing provisions of this Clause 11 the Managers are or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of all persons who are or might be their servants or agents from time to time (including sub-contractors as aforesaid) and all such persons shall to this extent be or be deemed to be parties to this Agreement.

12. Documentation

Where the Managers are providing Technical Management in accordance with sub-clause 3.2 and/or Crew Management in accordance with sub-clause 3.1, they shall make available, upon Owners’ request, all documentation and records related to the Safety Management System (SMS) and/or the Crew which the Owners need in order to demonstrate compliance with the ISM Code and STCW 95 or to defend a claim against a third party.

13. General Administration

13.1   The Managers shall handle and settle all claims arising out of the Management Services hereunder and keep the Owners informed regarding any incident of which the Managers become aware which gives or may give rise to claims or disputes involving third parties.

13.2   The Managers shall, as instructed by the Owners, bring or defend actions, suits or proceedings in connection with matters entrusted to the Managers according to this Agreement.

13.3   The Managers shall also have power to obtain legal or technical or other outside expert advice in relation to the handling and settlement of claims and disputes or all other matters affecting the interests of the Owners in respect of the Vessel.

13.4   The Owners shall arrange for the provision of any necessary guarantee bond or other security.

13.5   Any costs reasonably incurred by the Managers in carrying out their obligations according to Clause 13 shall be reimbursed by the Owners.

14. Auditing

The Managers shall at all times maintain and keep true and correct accounts and shall make the same available for inspection and auditing by the Owners at such times as may be mutually agreed. On the termination, for whatever reasons, of this Agreement, the Managers shall release to the Owners, if so requested, the originals where possible, or otherwise certified copies, of all such accounts and all documents specifically relating to the Vessel and her operation.

15. Inspection of Vessel

The Owners shall have the right at any time after giving reasonable notice to the Managers to inspect the Vessel for any reason they consider necessary.

16. Compliance with Laws and Regulations

The Managers will not do or permit to be done anything which might cause any breach or infringement of the laws and regulations of the Vessel’s flag, or of the places where she trades.

17. Duration of the Agreement

This Agreement shall come into effect on the day and year stated in Box 4 and shall continue until the date stated in Box 17.

Thereafter it shall continue until terminated by either party giving to the other notice in writing, in which event the Agreement shall terminate upon the expiration of a period of two months from the date upon which such notice was given.

Notwithstanding any provision to the contrary herein, this Agreement shall not terminate upon the transfer of ownership of the vessel(s) mentioned in Annex “A” or the bareboat charter thereof to an Affiliate of the Owners, but shall be binding on any Affiliate of the Owners, legal or physical, acquiring ownership of the vessel(s) mentioned in Annex “A” or the bareboat charter thereof and the Owners shall be responsible for the due performance of the

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

obligations by such new owner or bareboat charterer under this Agreement.

18. Termination

18.1   Owners’ default

(i)      The Managers shall be entitled to terminate the Agreement with immediate effect by notice in writing if any moneys payable by the Owners under this Agreement and/or the owners of any associated vessel, details of which are listed in Annex “D”, shall not have been received in the Managers’ nominated account within ten running days of receipt by the Owners of the Managers written request or if the Vessel is repossessed by the Mortgagees.

(ii)     If the Owners:

~~(a) fail to meet their obligations under sub-clauses 5.2 and 5.3 of this Agreement for any reason within their control, or~~

(b) proceed with the employment of or continue to employ the Vessel in the carriage of contraband, blockade running, or in an unlawful trade, or on a voyage which in the reasonable opinion of the Managers is unduly hazardous or improper, the Managers may give notice of the default to the Owners, requiring them to remedy it as soon as practically possible. In the event that the Owners fail to remedy it within ***** days of writer notice of such default ~~a reasonable time~~ to the satisfaction of the Managers, the Managers shall be entitled to terminate the Agreement with immediate effect by notice in writing.

18.2   Managers’ Default

If the Managers are in material breach of any of ~~fail to meet~~ their obligations under ~~Clauses 3 and 4 of~~ this Agreement for any reason within the control of the Managers, the Owners may give notice to the Managers of the default, requiring them to remedy it as soon as practically Possible arid in any case within ***** days of such notice whenever practically possible. In the event that the Managers fail to remedy the default within the time permitted it ~~within a reasonable time~~ to the satisfaction of the Owners, the Owners shalt be entitled to terminate the Agreement with immediate effect by notice in writing.

18.3   Extraordinary Termination

This Agreement shall be deemed to be terminated in the case of the sale of the Vessel to a party that is not an Affiliate of the Owners or if the Vessel becomes a total loss or is Declared as a constructive or compromised or arranged total loss or is requisitioned.

18.4   For the purpose of sub-clause 18.3 hereof

(i)      the date upon which the Vessel is to be treated as having Been sold or otherwise disposed of shall be the date on which the Owners cease to be registered as Owners of the Vessel;

(ii)     the Vessel shall not be deemed to be lost unless either she has become an actual total loss or agreement has Been reached with her underwriters in respect of her constructive, compromised or arranged total loss or if such agreement with her underwriters is not reached it is adjudged by a competent tribunal that a constructive loss of the Vessel has occurred.

18.5   This Agreement shall terminate forthwith in the event of an order being made or resolution passed for the winding up, dissolution, liquidation or bankruptcy of either party (otherwise than for the purpose of reconstruction or amalgamation) or if a receiver is appointed, or if it suspends payment, ceases to carry on business or makes any special arrangement or composition with its creditors.

18.6   The termination of this Agreement shall be without Prejudice to all rights accrued due between the parties prior to the date of termination.

19. Law and Arbitration

19.1   This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause.

The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

own arbitrator and give notice that it has done so within the 14 days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement.

Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

In cases where neither the claim nor any counterclaim exceeds the sum of USD50,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

~~19.2   This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Maritime Law of the United States and any dispute arising out of or in connection with this Agreement shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc.~~

~~In cases where neither the claim nor any counterclaim exceeds the sum of USD50,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc. current at the time when the arbitration proceedings are commenced.~~

~~19.3 This Agreement shall be governed by and construed in accordance with the laws of the place mutually agreed by the parties and any dispute arising out of or in connection with this Agreement shall be referred to arbitration at a mutually agreed place, subject to the procedures applicable there.~~

~~19.4 If Box 18 in Part I is not appropriately filled in, sub-clause 19.1 of this Clause shall apply.~~

Note: 19.1, 19.2 and 19.3 are alternatives; indicate alternative agreed in Box 18.

20. Notices

20.1   Any notice to be given by either party to the other party shall be in writing and may be sent by fax, telex, registered or recorded mail or by personal service.

20.2   The address of the Parties for service of such communication shall be as stated in Boxes 19 and 20, respectively.

21.          This Agreement shall commence 3 months prior to the delivery of the Vessel as anticipated under the Shipbuilding Contract of Hull 2254, currently 31st March 2008.  Owners shall give to Managers 1 month prior notice of the exact commencement date of this Agreement.

This document is a computer generated SHIPMAN 98 term printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

SCHEDULE 3:  ASSUMED PRE-DELIVERY EXPENSES

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Assumptions

		US$	*****
agreed extras		US$	*****
provides for additional extras		US$	*****

First	indicative	US$	*****
Plan approved		US$	*****
Supervision		US$	*****

Contract price incl. extras		US$	*****

Total		US$	*****
Swap rate	indicative		*****
*****
Borrowing cost			*****
Arrangement & structuring fee			*****
Commitment Fee			*****
Legal fees and other	indicative	US$	*****

Delivered Cost Calculation (all amounts in US$)

Item	Month	Months before Delivery	Pre-delivery installments	Drawdown Exmar Equity/Loan	Drawn Excelerate Equity/Loan	Drawdown Excelerate Prepaid Hire	Interest Exmar Loan	Plan approval & supervision & first outfit	Financial fees	Legal fees	Total Pre-delivery expenses	Discounted pre-dal expenses

Order	Jul-05	32	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Aug-05	31	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Sep-05	30	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Oct-05	29	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Nov-05	28	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Dec-05	27	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Jan-06	26	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Feb-06	25	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Mar-06	24	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Apr-06	23	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	May-06	22	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Jun-06	21	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Jul-06	20	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Aug-06	19	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Sep-06	18	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Oct-06	17	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Nov-06	16	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Dec-06	15	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Keel laying	Jan-07	14	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Feb-07	13	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Mar-07	12	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Launching	Apr-07	11	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	May-07	10	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Jun-07	0	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Jul-07	8	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Aug-07	7	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Sep-07	6	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Oct-07	5	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Nov-07	4	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Dec-07	3	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Jan-08	2	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	Feb-08	1	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Delivery	Mar-08	0	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total including capitalized interest			*****		*****	*****	*****	*****	*****	*****	*****	*****

Excelerate nominal payments	*****
Exmar nominal payments	*****

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

CAPEX CALCULATION

ASSUMPTIONS

Delivered out			*****

Funding
Loan 1	Exmar	*****	*****
Loan 2	Exmar	*****	*****
Loan 3	Excelerate	*****	*****
Prepaid Hire	Excelerate	*****	*****

EXPLORER - 151,000m3

CAPEX per day

Year 1 to 12
Loan 1	*****
Loan 2	*****
Loan 3	*****
Prepaid Hire	*****
TOTAL	*****

CAPEX per day

Year 13 to 25
Loan 1	*****
Loan 2	*****
Loan 3	*****
Prepaid Hire	*****
TOTAL	*****

Year 1 to 12

	Loan 1				Loan 2				Loan 3				Prepaid Hire				P&L
Quarter	Outstanding Loan #	Principal repayment	Interest 6.00%	Total	Outstanding Loan 2	Principal repayment	Interest 15.000%	Total	Outstanding Loan 3	Principal repayment	Interest 6.00%	Total	Outstanding	Principal repayment	Interest 6.00%	Total	Interest	Depreciation	Income	Profit	Accumulated Profit
0	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
1	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
2	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
3	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
4	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
5	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
6	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
7	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
8	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
9	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
10	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
11	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
12	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
13	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
14	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
15	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
16	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
17	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
18	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
19	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
20	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
21	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
22	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
23	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
24	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
25	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
26	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
27	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
28	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
29	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
30	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
31	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
32	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
33	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
34	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
35	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
36	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
37	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
38	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
39	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
40	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
41	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
42	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
43	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
44	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
45	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
46	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
47	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
48	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Year 13 to 25

	Loan 1				Loan 2				Loan 3				Prepaid Hire
Charter	Outstanding Loan #	Principal repayment	Interest 6.00%	Total	Outstanding Loan 2	Principal repayment	Interest 15.000%	Total	Outstanding Loan 3	Principal repayment	Interest 6.00%	Total	Outstanding	Principal repayment	Interest 6.00%	Total	Interest	Depreciation	Income	Profit	Accumulated Profit
48	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
49	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
50	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
51	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
52	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
53	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
54	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
55	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
56	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
57	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
58	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
59	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
60	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
61	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
62	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
63	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
64	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
65	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
66	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
67	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
68	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
69	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
70	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
71	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
72	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
73	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
74	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
75	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
76	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
77	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
78	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
79	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
80	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
81	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
82	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
83	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
84	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
85	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
86	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
87	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
88	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
89	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
90	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
91	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
92	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
93	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
94	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
95	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
96	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
97	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
98	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
99	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
100	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).